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                                                                    EXHIBIT 10.7

EXECUTION COPY                                                      CONFIDENTIAL
                                                                     YAHOO! INC.

Confidential Treatment has been requested with respect to portions of the agreement indicated with an asterisk [*]. A complete copy of this agreement, including the redacted terms, has been separately filed with the Securities and Exchange Commission.

                      ADVERTISING AND PROMOTION AGREEMENT

     This Advertising and Promotion Agreement (this "Agreement") is entered into
                                                     ---------
as of October 3, 1999 (the "Effective Date") between Yahoo! Inc., a Delaware
                            --------------
corporation with offices at 3420 Central Expressway, Santa Clara, CA 95051

("Yahoo") and Global Sports Interactive, Inc., a Pennsylvania corporation with
-------
offices at 555 South Henderson Road, King of Prussia, PA 19406 ("Global
                                                                 ------
Sports").

     WHEREAS, Yahoo is a global Internet media company that offers a network of branded programming; and

     WHEREAS, Global Sports facilitates the online sale of sports related merchandise on behalf of the sporting goods retailers set forth on Exhibit F
                                                                   ---------
(the "Global Sports Retailers"); and

     WHEREAS, Global Sports and the Global Sports Retailers will participate in Yahoo's Remote Merchant Integration Program (as defined below); and

     WHEREAS, the parties wish to enter into this Agreement where, subject to the terms contained herein, Yahoo will provide certain marketing services to promote the online sale of sports merchandise by Global Sports and the Global Sports Retailers.

     NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:


1.  Definitions.
    -----------

     The following terms are used in this Agreement with the respective meanings set forth below:

     "Barter Media" shall mean Yahoo's participation in certain mutually agreed
      ------------
upon point of purchase and traditional advertising conducted by or on behalf of Global Sports and/or the Global Sports Retailers, as specified in Exhibit L
                                                                  ---------
attached hereto.

     "Competitor" shall mean: (i) with respect to Yahoo, those entities
      ----------
identified in Section 10.6, and (ii) with respect to Global Sports, the Global Sports Competitors.

     "FTC Order" shall mean that certain "Decision and Consent Order" issued by
      ---------
the U.S. Federal Trade Commission on February 5, 1999 against GeoCities, Inc., a California corporation acquired by Yahoo, attached hereto as Exhibit J and any
                                                             ---------
and all subsequent or related official materials, regulations, laws judgements or orders.

     "Games" shall mean those sports contests between two Major League Baseball
      -----
teams.
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     "Global Sports Athlete Sponsorship" shall mean an advertising promotion
      ---------------------------------
conducted in accordance with Yahoo's standard Athlete Sponsorship terms and conditions, including those set forth in Exhibit I.
                                         ---------

     "Global Sports Banner" shall mean an advertising promotion substantially
      --------------------
similar in form as that set forth on Exhibit B that: (a) promotes the online
                                     ---------
sale of Sports Merchandise, (b) has dimensions no larger than 468 pixels wide by 60 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size of no greater than 15K, and (f) will permit users to navigate directly to a Page on a Global Sports Site dedicated to Sports Merchandise.

     "Global Sports Banner Category Pages" shall mean those Pages within the
      -----------------------------------
Global Sports Banner Categories identified on Exhibit A.
                                              ---------

     "Global Sports Banner Keywords" shall mean those keywords identified as
      -----------------------------
such on Exhibit A; provided that, Global Sports shall be permitted to substitute
        ---------
any such keyword for a comparable keyword subject to availability and Yahoo's approval; and provided further that, Yahoo may substitute any Global Sports Banner Keyword for a comparable keyword (based on projected Page Views) in the event that it determines, in its sole discretion, that such substitution is necessary to avoid liability for third-party claims relating to a Global Sports Banner Keyword's use.

     "Global Sports Banner Pages" shall mean the Global Sports Banner Category
      --------------------------
Pages and Global Sports Banner Search Results Pages.

     "Global Sports Banner Search Results Pages" shall mean those Pages
      -----------------------------------------
displayed upon a user's search of the Yahoo Main Site for a Global Sports Banner Keyword. For clarity, a search conducted within other Yahoo Properties that include special subject matter based search engines (e.g., Yahoo Auctions, Yahoo Classifieds, Yahoo Clubs, Yahoo News, Yahoo Shopping, Yahoo Yellow Pages) shall not be considered a search of the Yahoo Main Site for purposes of this definition.

     "Global Sports Brand Features" shall mean the trademarks, service marks,
      ----------------------------
logos and other distinctive brand features of Global Sports and/or the Global Sports Retailers.

     "Global Sports Button" shall mean a link substantially similar in form as
      --------------------
that set forth on Exhibit B that: (a) contains a Global Sports Brand Feature
                  ---------
(the brand to be one of the Global Sports Retailers chosen by Global Sports in its sole discretion) and has dimensions no larger than 88 pixels wide by 31 pixels high, (b) does not contain animation, (c) has a file size of no greater than 2K, and (d) will permit users to navigate directly to a Page on a Global Sports Site dedicated to Sports Merchandise.

     "Global Sports Button Category Pages" shall mean those Pages within the
      -----------------------------------
Global Sports Button Categories identified on Exhibit A.
                                              ---------

     "Global Sports Button Keywords" shall mean those keywords identified as
      -----------------------------
such on Exhibit A; provided that, Global Sports shall be permitted to substitute
        ---------
any such keyword for a comparable keyword subject to availability and Yahoo's approval; and provided further that, Yahoo may substitute any Global Sports Button Keywords for a comparable keyword (based on

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                                                                     YAHOO! INC.

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projected Page Views) in the event that it determines, in its sole discretion, that such substitution is necessary to avoid liability for third-party claims relating to a Global Sports Button Keyword's use.

     "Global Sports Button Pages" shall mean the Global Sports Button Category
      --------------------------
Pages and the Global Sports Button Search Results Pages.

     "Global Sports Button Search Results Pages" shall mean those Pages
      -----------------------------------------
displayed upon a user's search of the Yahoo Main Site for a Global Sports Button Keyword. For clarity, a search conducted within other Yahoo Properties that include special subject matter based search engines (e.g., Yahoo Auctions, Yahoo Classifieds, Yahoo Clubs, Yahoo News, Yahoo Shopping, Yahoo Yellow Pages) shall not be considered a search of the Yahoo Main Site for purposes of this definition.

     "Global Sports Category Text Link" shall mean a text link substantially
      --------------------------------
similar in form to that set forth in Exhibit B, that: (i) complies with Yahoo's
                                     ---------
standard specifications for such links and contains two (2) lines of text, (ii) will permit users to navigate directly to a Page on the Global Sports Site dedicated to Sports Merchandise, and (iii) contains up to sixty five (65) characters per text line (including spaces).

     "Global Sports Category Text Link Pages" shall mean those pages within the
      --------------------------------------
Sports and Recreation category of the Yahoo Main Site directory.

     "Global Sports Charter Shopping Sponsorship" shall mean a multi-faceted
      ------------------------------------------
promotion comprised of the following three elements, each of which will permit users to [*] and none of which will [*]: (1) a [*] no larger than [*] pixels wide by [*] pixels high, with a file size no more than [*] and a [*]; (2) a [*] no larger than [*] pixels wide by [*] pixels high, with a file size no more than [*], headline text of up to [*] characters (including spaces), body text of no more than [*] characters (including spaces) that will [*]; and (3) a [*] no larger than [*] pixels wide by [*] pixels high with a file size no more than [*], a [*] and a [*] (e.g., either a [*]). With respect to the advertising units described in clauses (2) and (3) above, Global Sports shall: (i) provide new creative no less frequently than once every two weeks of the Term, and (ii) ensure that the same creative does not appear on the same Page in more than one Global Sports Charter Shopping Sponsorship advertising unit. Further, Global Sports shall ensure that each of the Global Sports Charter Shopping Sponsorship advertising units conform to the Yahoo Shopping Style Guide attached as Exhibit
                                                                        -------
N.  An illustration of the manner in which the above advertising units could
-
appear is set forth on Exhibit B.
                       ---------

     "Global Sports Chat Athletes" shall mean the following athletes: [*];
      ---------------------------
provided that, in the event that any such athlete is either unable or unwilling to conduct a chat event, a comparable athlete shall be substituted upon the mutual agreement of the parties.


     "Global Sports Club Module" shall mean a link similar in form as that set
      -------------------------
forth on Exhibit B that: (a) promotes the on-line sale of Sports Merchandise,
         ---------
(b) has dimensions no larger than 120 pixels wide by 120 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size of no greater than 10K, and (f) will

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                                                                     YAHOO! INC.

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permit users to navigate directly to a Page on the Global Sports Site dedicated to Sports Merchandise.

     "Global Sports Competitors" shall mean the list of entities set forth on
      -------------------------
Exhibit K and any successors to such entities.
---------

     "Global Sports Deliverables Due Date" shall mean (i) for purposes of the
      -----------------------------------
Global Sports Deliverables relating to the Global Sports Banner, Global Sports Button and Global Sports Charter Shopping Sponsorship October 15, 1999; and (ii) for purposes of all other Global Sports Deliverables, October 20, 1999. The parties acknowledge that notwithstanding the foregoing, Global Sports shall have a continuing obligation to deliver Global Sports Deliverables pursuant to the terms of this Agreement during the Term (e.g., updated product information and creative).

     "Global Sports E-Mail" shall mean an e-mail message offering exclusive
      --------------------
offers to Yahoo! Delivers members that: (a) is in HTML format (or text format if sent to email addresses outside of the Yahoo Mail service), (b) has a file size no greater than 30K, (c) has a width not to exceed 425 pixels, (d) does not have "looped" animation, (e) does not have any animation longer than six seconds, (f) does not contain Java, JavaScript, frames, ActiveX, dynamic HTML or background colors, (g) is free from technical errors and passes the "weblint validation checker" (or similar tool utilized by Yahoo), (h) addresses users as Yahoo! Delivers Members (e.g. An exclusive offer for Yahoo! Delivers members.), and (i) contain the following subject line: "Yahoo! Delivers: A Special Offer from Global Sports." This offer shall be an exclusive offer to Yahoo! Delivers Members. In addition, the Global Sports E-Mail shall comply in all respects with Yahoo's standard guidelines for such promotions as set forth in Exhibit O
                                                                     ---------
which, together with the Global Sports E-Mail specifications set forth above, may be modified by Yahoo at its sole discretion.

     "Global Sports Fantasy Sports Module" shall mean an advertising promotion
      -----------------------------------
substantially similar in form as that set forth on Exhibit B that: (a) has
                                                   ---------
dimensions no larger than 100 pixels wide by 67 pixels high, (b) does not contain animation, (c) has a file size of no greater than 2K, (d) is a JPEG formatted file, (e) describes an offer directly related to the sport referenced on the Page on which the Global Sports Fantasy Sports Module appears, and (f) will permit users to navigate directly to a Page on the Global Sports Site dedicated to Sports Merchandise.

"Global Sports Front Page Promotion" shall mean a promotion that will include
 ----------------------------------
the Global Sports Front Page Promotion Banner and in all cases comply with Yahoo's current front-page promotion guidelines set forth at: [*] (for promotions hosted by Global Sports) or [*] (for promotions hosted by Yahoo).

     "Global Sports Front Page Promotion Banner" shall mean a promotion
      -----------------------------------------
substantially similar in form as that set forth on Exhibit B that complies with
                                                   ---------
Yahoo's current front-page promotion banner specifications as detailed in the applicable urls set forth in the definition of Global Sports Front Page Promotion.

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                                                                     YAHOO! INC.

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     "Global Sports Game Channel Sponsorship" shall mean an advertising
      --------------------------------------
promotion substantially similar in form as that set forth on Exhibit B offered
                                                             ---------
in connection with specific Games that is comprised of the following elements:
(a) a [*] that (i) is [*] pixels in width by [*] pixels in height, (ii) has a file size no greater that 2K, (iii) contains no animation, and (iv) links to a Page on the Global Sports Site dedicated to Sports Merchandise; and (b) a GIF or JPEG integrated into the user experience that is (i) 300 pixels wide and 150 pixels tall, (ii) no larger than 12K in file size, (iii) contains no more than six seconds of animation (with no looping), and links to a Page on the Global Sports Site dedicated to Sports Merchandise. The elements referenced in clauses
(a) and (c) above shall appear on each Page devoted to coverage of the applicable Game.

     "Global Sports Get Local Module" shall mean an advertising promotion
      ------------------------------
substantially similar in form as that set forth on Exhibit B that contains one
                                                   ---------
of the following elements, as mutually agreed by the parties:

  (a) a graphical image that (i) has dimensions no larger than 88 pixels wide by 31 pixels high, (ii) is no greater in file size than 2K, (iii) contains no animation, and (iv) has three text links below the image, each of which will consist of no more than 15 characters (including spaces). The image and the text links will permit users to navigate directly to a Page on a Global Sports Site dedicated to Sports Merchandise.

  (b) a graphical image that (i) has dimensions no larger than 120 pixels wide by 90 pixels high, (ii) is no greater in file size than 4K, (iii) contains no animation, and (iv) has one text link below the image which will consist of no more than 15 characters (including spaces). The image and the text links will permit users to navigate directly to a Page on a Global Sports Site dedicated to Sports Merchandise.

     "Global Sports Link" shall mean any Link to the Global Sports Site or
      ------------------
Global Sports RMI Site placed by Yahoo under and in accordance with this Agreement.

     "Global Sports Merchandising Unit" shall mean an advertising promotion
      --------------------------------
substantially similar in form as that set forth on Exhibit B that: (a) has
                                                   ---------
dimensions no larger than 60 pixels wide by 60 pixels high, (b) does not contain animation, (c) has a file size of no greater than 2.5K, (d) is a JPEG formatted file, (e) contains not more than 40 characters of text description (including spaces) and (f) will permit users to navigate directly to a Page on a Global Sports Site dedicated to the on-line purchase of Sports Merchandise.

     "Global Sports Message Board Module" shall mean a link similar in form as
      ----------------------------------
that set forth on Exhibit B that: (a) promotes the on-line sale of Sports
                  ---------
Merchandise, (b) has dimensions no larger than 120 pixels wide by 120 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size of no greater than 12K, and (f) will permit users to navigate directly to a Page on a Global Sports Site dedicated to Sports Merchandise.

     "Global Sports News Banner" shall mean the Global Sports Banner delivered
      -------------------------
on certain Pages throughout Yahoo News.

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                                                                     YAHOO! INC.

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     "Global Sports News Module" shall mean a custom designed advertising unit
      -------------------------
mutually agreed upon by the parties; provided that, such advertising unit shall in all respects comply with Yahoo's standard advertising specifications and the "look and feel" of Yahoo News.

     "Global Sports Outdoors Sponsorship" shall mean an advertising promotion
      ----------------------------------
offered in connection with Yahoo! Outdoors that: (a) promotes the on-line sale of Sports Merchandise, (b) has dimensions no larger than 120 pixels wide by 90 pixels high, (c) does not have any animation, (d) has a file size of no greater than 4K, (e) has a single text links below the image, which will consist of no more than 26 characters (including spaces), and (f) will permit users to navigate directly to a Page on a Global Sports Site relating to the Global Sports Outdoors Sponsorship content.

     "Global Sports Sports Event Sponsorship" shall mean an advertising
      --------------------------------------
promotion substantially similar in form as that set forth on Exhibit B offered
                                                             ---------
in connection with specific Sports Events that is comprised of the following elements: (a) a [*] that (i) is [*] pixels in width by [*] pixels in height,
(ii) has a file size no greater that 2K, (iii) contains no animation, and (iv) links to the Global Sports Site; (b) a [*] adjacent to the [*] that is (i) 150 pixels wide and 15 pixels tall, (ii) no larger than 1.5K in file size, (iii) contains no animation, and links to the Global Sports Site; and (c) a Global Sports Banner. The elements referenced in clauses (a) and (c) above shall appear on each Page devoted to coverage of the applicable Sports Event.

     "Global Sports Retailer" shall mean the branded merchandisers of sports
      ----------------------
merchandise with whom Global Sports has entered into online marketing relationships as set forth and subject to the qualifications on Exhibit F.
                                                                ---------
Global Sports will have the right to add other branded merchandisers of sports merchandise with whom Global Sports enters into online marketing relationships to Exhibit F during the Term subject to Yahoo's prior written approval which
   ---------
shall not be unreasonably withheld. For clarity, only those merchandisers set forth on Exhibit F will be promoted under this Agreement unless and until Yahoo
         ---------
approves the addition of new merchandisers and such merchandisers are included in Yahoo's Remote Merchant Integration Program.

     "Global Sports Revenue" shall mean the sum of the aggregate revenue
      ---------------------
received by or on behalf of Global Sports from the sale of Sports Merchandise to a user who arrived on the Merchant Pages (as defined in the Yahoo! Remote Merchant Integration Agreement attached hereto as Exhibit G) through a Global
                                                  ---------
Sports Link during the same on-line session, less shipping and handling, shipping insurance charges, amounts collected for sales or use or other applicable taxes or duties, credit card processing fees, and refunds, rebates paid, and chargebacks for returned or canceled goods or services. For clarity, it is understood that Global Sports Revenue does not include revenue from sales made through the Global Sports Site (as opposed to the Merchant Pages, which are displayed by Yahoo through a proxy server).

     "Global Sports RMI Site" shall mean any web site that is operated by Global
      ----------------------
Sports on behalf of Global Sports or a Global Sports Retailer and has been included in Yahoo's Remote Merchant Integration Program and is primarily dedicated to the on-line purchase of Sports Merchandise.

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                                                                     YAHOO! INC.

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     "Global Sports Shopping Banner" shall mean an advertising promotion
      -----------------------------
substantially similar in form as the Global Sports Banner that: (a) promotes the online sale of the Sports Merchandise featured on the Global Sports Shopping Search Results Pages on which the Global Sports Banner appears, (b) has dimensions no larger than 468 pixels wide by 60 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size of no greater than 15K, and (f) will permit users to navigate directly to a Page on a Global Sports RMI Site relevant to the Global Sports Shopping Banner's content.

     "Global Sports Shopping Keywords" shall mean those keywords identified as
      -------------------------------
such on Exhibit A; provided that, Global Sports shall be permitted to substitute
        ---------
any such keyword for a comparable keyword subject to availability and Yahoo's approval; and provided further that, Yahoo may substitute any Global Sports Shopping Keyword for a comparable keyword (based on projected Page Views) in the event that it determines, in its sole discretion, that such substitution is necessary to avoid liability for third-party claims relating to a Global Sports Shopping Keyword's use.

     "Global Sports Shopping Search Results Pages" shall mean those Pages
      -------------------------------------------
displayed upon a user's search of Yahoo Shopping for a Global Sports Shopping Keyword.

     "Global Sports Site" shall mean any web site that is operated by Global
      ------------------
Sports on behalf of Global Sports or a Global Sports Retailer and is primarily dedicated to the on-line purchase of Sports Merchandise.

     "Independent, Industry-Recognized Third Party" shall mean a three person
      --------------------------------------------
panel chosen as follows: each party shall choose one individual and the two individuals so chosen shall together choose a third individual, with the three chosen individuals serving together as the Independent, Industry-Recognized Third Party.

     "Launch Date" shall mean the first date on which Yahoo: (i) activates a
      -----------
Global Sports Button and fixed advertising unit of the Global Sports Charter Shopping Sponsorship; and (ii) inserts the Global Sports Banner into Yahoo's advertising rotation system.

     "Link" or "link" means a visible graphic or textual indication located
      ----
within a Page which, when selected by a user, directs the user's internet browser connection onward to a specified Page on the same or any other web site via a uniform resource locator (whether perceptible or not) and which establishes a direct connection between the browser and the new Page.

     "Page" means any World Wide Web page (or, for online media other than Web
      ----
sites, the equivalent unit of the relevant protocol).

     "Page View" shall mean a user's request for a Page as measured by Yahoo's
      ---------
advertising reporting system.

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     "Paid Advertising" shall mean third-party promotions for which Yahoo
      ----------------
receives compensation (either in the form of cash or barter) from the party being promoted (or a third-party acting on behalf of such promoted party).

     "Quarter" means a three-month period beginning on the Launch Date or any
      -------
date that is a multiple of three months after the Launch Date (e.g., if the Launch Date is November 1, any three month period beginning on November 1, February 1, May 1, or August 1).

     "Sports Events" shall mean those sports-related events set forth on Exhibit
      -------------                                                      -------
E.
-

     "Sports Memorabilia" shall mean Sports Merchandise that is unique and
      ------------------
worthy of remembrance.

     "Sports Merchandise" shall mean sports-related equipment (e.g., bats,
      ------------------
balls, exercise equipment, team sports equipment, golf equipment), sports related clothing (e.g., team jerseys, footwear and exercise clothing) and other sports related products typically available in sporting goods stores. Sports Merchandise shall not be deemed to include any: (i) books (in print, electronic, or audio form), (ii) videos, (iii) compact discs, (iv) computer software, (v) items not typically found in a sporting goods store, or (vi) Sports Memorabilia. Notwithstanding the foregoing and anything else to the contrary in this Agreement, "Sports Merchandise" shall be deemed to include Sports Memorabilia for the purpose of permitting Global Sports to: (a) sell Sports Memorabilia on the Global Sports Site and the Global Sports RMI Site, and (b) promote Sports Memorabilia through the Global Sports Links. Further, subject to the criteria set forth elsewhere in this Agreement (for example, that certain Global Sports Links must link directly to a Page dedicated to Sports Merchandise) the parties agree that nothing in this Agreement is intended to limit or restrict in any manner the products that Global Sports and the Global Sports Retailers may offer for sale and sell through the Global Sports Site.

     "Sports Merchandise Merchant" shall mean an entity, including the Global
      ---------------------------
Sports Competitors, that derives at least fifty percent (50%) of its revenue through the sale of Sports Merchandise.

     "Sports Merchandise Merchant Program" shall mean Yahoo's program consisting
      -----------------------------------
of certain sports-related marketing, advertising and promotional activities as further described in this Agreement.

     "Term" shall mean the period beginning on the Effective Date and continuing
      ----
for a period of fifteen (15) months following the Launch Date (e.g., if the Launch Date is November 3, 1999, the Term shall extend through February 3,
2001), or until this Agreement is otherwise terminated pursuant to Section 14.

     "Yahoo Alerts" shall mean that Yahoo service whereby Yahoo registered users
      ------------
may choose to be automatically notified via e-mail messages about certain topics, products or services.

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     "Yahoo Brand Features" shall mean the trademarks, service marks, logos and
      --------------------
other distinctive brand features of Yahoo.

     "Yahoo Clubs" shall mean Yahoo's U.S. targeted clubs property currently
      -----------
located at http://clubs.yahoo.com.
           ----------------------

     "Yahoo GeoCities" shall mean Yahoo's U.S. targeted community based website
      ---------------
currently located at http://geocities.yahoo.com.

     "Yahoo GeoCities Affiliate Program" shall mean that program where
      ---------------------------------
homesteaders on Yahoo GeoCities have an opportunity to place a link on their homestead to participating merchants web sites in return for payments from such participating merchants.

     "Yahoo Get Local" shall mean Yahoo's U.S. targeted localized community
      ---------------
directory property.

     "Yahoo Main Site" shall mean Yahoo's principal U.S. targeted directory to
      ---------------
the World Wide Web currently located at http://www.yahoo.com and does not
                                        --------------------
include any: (i) international targeted web sites within the yahoo.com domain (e.g., http://espanol.yahoo.com), (ii) any Yahoo Properties not within the
       -------------------------
yahoo.com domain (e.g., http://www.broadcast.com), or (iii) any web sites not
                        -------------------------
currently within the yahoo.com domain that Yahoo may add during the Term.

     "Yahoo Message Boards" shall mean Yahoo's U.S. targeted message board
      --------------------
property currently located at http://messages.yahoo.com.
                              --------------------------

     "Yahoo News" shall mean Yahoo's principal U.S. targeted news property
      ----------
currently located at http://dailynews.yahoo.com.

     "Yahoo Outdoors" shall mean Yahoo's U.S. targeted outdoors property that
      --------------
Yahoo intends to develop locate at http://outdoors.yahoo.com.
                                   -------------------------

     "Yahoo Points" shall mean that promotional program that Yahoo intends to
      ------------
develop whereby Yahoo users earn points that can be redeemed for merchandise contributed by participating merchants.

     "Yahoo Properties" shall mean any Yahoo branded or co-branded media
      ----------------
properties, including, without limitation, Internet guides, that are developed in whole or in part by Yahoo or its affiliates.

     "Yahoo's Remote Merchant Integration Program" shall mean that program
      -------------------------------------------
through which Yahoo integrates the web sites of remote on-line merchants into Yahoo Shopping.

     "Yahoo's Remote Merchant Integration Program Agreement" shall mean the
      -----------------------------------------------------
agreement set forth on Exhibit G.
                       ---------

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                                                                     YAHOO! INC.

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     "Yahoo Shopping" shall mean Yahoo's U.S. targeted shopping property
      --------------
currently located at http://shopping.yahoo.com.
                     -------------------------

     "Yahoo Shopping Front Page Anchor Position" shall mean an advertising
      -----------------------------------------
placement comprised of the following element which will not contain animation: a rotating advertising unit no larger than 120 pixels wide by 30 pixels high, with a file size no more than 2K, and a Global Sports Brand Feature that will permit users to navigate directly to a Page in the Global Sports RMI Site.

     "Yahoo Shopping Outdoors Text Link" shall mean a text link substantially
      ---------------------------------
similar in form to that set forth in Exhibit B, that: (i) is displayed on Yahoo
                                     ---------
Outdoors and promotes, on a rotating basis, individual Global Sports Retailers; and (ii) links to a Page within Yahoo Shopping's sports category.

     "Yahoo Shopping Sports Text Link" shall mean a text link substantially
      -------------------------------
similar in form to that set forth in Exhibit B, that: (i) Yahoo will use
                                     ---------
commercially reasonable efforts to ensure is always displayed on Yahoo Sports (except Yahoo fantasy sports registration Pages and game channel application Pages) and promotes, on a rotating basis, individual Global Sports Retailers (and only Global Sports Retailers); and (ii) links directly to a Page within Yahoo Shopping's sports and recreation category.

     "Yahoo Sports" shall mean Yahoo's U.S. targeted sports property currently
      ------------
located at http://sports.yahoo.com.
           -----------------------

     "Yahoo U.S. Targeted Property" shall mean the Yahoo Main Site and Yahoo
      ----------------------------
GeoCities.


2.  Global Sports Banner, News Banner and Front Page Promotion.
    ----------------------------------------------------------

     2.1 Yahoo will provide the Global Sports Banner, on a rotating basis until its Page View obligations are met, in the North banner position on the Global Sports Banner Pages.

     2.2 Yahoo will provide the Global Sports News Banner on a rotating basis until its Page View obligations are met.

     2.3 Yahoo shall provide one Global Sports Front Page Promotion per Quarter of the Term.


3.   Global Sports Button.
     --------------------

     Yahoo will provide the Global Sports Button on the Global Sports Button Pages until its Page View obligations are met. The parties acknowledge and agree that the Global Sports Button's placement on the Global Sports Button Pages shall [*] with the buttons of any other merchants displayed on such Pages (subject to Section 11). Yahoo shall provide

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     up to three (3) text links to accompany the Global Sports Button on the
     Global Sports Button Pages. In no case shall any Global Sports Button text link exceed sixteen (16) characters (including spaces). Further, each Global Sports Button text link shall promote Sports Merchandise and permit users to navigate via a link directly to a Page on a Global Sports Site relating to the Sports Merchandise relevant to the Global Sports Button Page on which such text link appears.


4.   Global Sports Charter Shopping Sponsorship and Related Opportunities.
     --------------------------------------------------------------------

     4.1 Yahoo shall provide the Global Sports Charter Shopping Sponsorship within the [*] (or similarly named) category of Yahoo Shopping throughout the Term. Within such Yahoo Shopping category search results Pages, Yahoo shall provide those Global Sports Retailers' products that match directly user's search queries, listing prominence over all other Sports Merchandise Merchants products.

     4.2 [*] charge beyond that set forth in this Agreement, pursuant to Yahoo's standard applicable terms and conditions (i) Yahoo shall provide Global Sports the opportunity to participate, in Yahoo Alerts, Yahoo Points, and in the Yahoo Shopping Front Page Anchor Position on a rotating basis; and (ii) Global Sports shall participate in the Yahoo GeoCities Affiliate Program.


5.   Global Sports Category Text Link, Yahoo Shopping Sports Text Link and Yahoo
     ---------------------------------------------------------------------------
     Shopping Outdoors Text Link.
     ---------------------------

     5.1 Yahoo will provide the Global Sports Category Text Link, on a rotating basis until its Page View obligations are met, on the Global Sports Category Text Link Pages.

     5.2 Yahoo will provide the Yahoo Shopping Sports Text Link throughout the Term.

     5.3 Yahoo will provide the Yahoo Shopping Outdoors Text Link throughout the Term.


6.   Global Sports Fantasy Sports Module, Get Local Module, Club Module, Message
     ---------------------------------------------------------------------------
     Board Module and News Module.
     ----------------------------

     6.1 Yahoo will provide the Global Sports Fantasy Sports Module, on a rotating basis until its Page View obligations are met, in the East module position on Pages within Yahoo Sports that comprise Yahoo's [*] (collectively, the [*]).

     6.2 Yahoo will provide the Global Sports Get Local Module, on a rotating basis until its Page View obligations are met, in the East module position throughout Pages in Yahoo Get Local.

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     6.3  Yahoo will provide the Global Sports Club Module, on a rotating basis until its Page View obligations are met, in the West module position throughout Pages in Yahoo Clubs.

     6.4 Yahoo will provide the Global Sports Message Board Module, on a rotating basis until its Page View obligations are met, in the East module position throughout Pages in Yahoo Message Boards.

     6.5 Yahoo will provide the Global Sports News Module, on a rotating basis until its Page View obligations are met, within Yahoo News.

7.   Global Sports Merchandising Unit and Global Sports Shopping Banner.
     ------------------------------------------------------------------

     7.1 Yahoo will provide the Global Sports Merchandising Unit, on a rotating basis until its Page View obligations are met, on the index pages of each of the sports included in Yahoo Sports (e.g. the index page for the NFL, http://sports.yahoo.com/nfl/).
                   -----------------------------

     7.2 Yahoo shall provide the Global Sports Shopping Banner on the Global Sports Shopping Search Results Pages throughout the Term.


8.   Global Sports Game Channel Sponsorship, Sports Event Sponsorship,
     -----------------------------------------------------------------
     Outdoors Sponsorship and Athlete Sponsorship.
     --------------------------------------------

     8.1 Yahoo shall provide the Global Sports Game Channel Sponsorship throughout the Term.

     8.2 Yahoo shall provide the Global Sports Sports Event Sponsorship on a rotating basis within coverage in Yahoo Sports for the Sports Events until its Page View obligations are met.

     8.3 Yahoo shall provide the Global Sports Outdoors Sponsorship throughout the Term.

     8.4 During the Term, Yahoo will provide the Global Sports Athlete Sponsorship in connection with two (2) chat events per each of the Global Sports Chat Athletes (for a total of 12 chat events during the Term).


9.   Global Sports E-Mail.
     --------------------

     During the Term, Yahoo will deliver [*] Global Sports E-Mails through the Yahoo! Delivers program. In all cases, Global Sports E-Mails shall be delivered only (x) to those registered users of Yahoo's U.S. targeted e-mail service that have indicated during the

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     registration process for such service a willingness to receive promotional solicitations via Yahoo Mail; and (y) in accordance with Yahoo's privacy policy. The text of the Global Sports E-Mail shall be provided by Global Sports, consistent with Yahoo's standard policies and guidelines for such messages as set forth in Exhibit O, and shall be subject to Yahoo's
                              ---------
     prior approval (which shall not be-unreasonably withheld). Yahoo will provide Global Sports with three agreed-upon attributes (e.g., age, gender, occupation) that may be used to target to registered users who receive the Global Sports E-Mails.


10.  Implementation.
     --------------

     10.1 Subject to the provisions of this Agreement, Yahoo will be solely responsible for the user interface and serving of the Global Sports Links and Global Sports E-Mail, and Global Sports shall be solely responsible for and shall provide Yahoo with all artwork and design elements of the Global Sports Links and Global Sports E-Mail. Prior to the Launch Date, Yahoo shall designate an account manager (which shall be subject to change at Yahoo's discretion) to manage the implementation of the Global Sports Links and serve as a liaison between Global Sports and Yahoo during the Term.

     10.2 Yahoo reserves the right, at any time, to redesign or modify the organization, structure, specifications, "look and feel," navigation, guidelines and other elements of the Global Sports Links and/or any Yahoo Property on which the Global Sports Links are displayed or otherwise. In the event such a modification materially and adversely affects any specific Global Sports Link, Yahoo will provide Global Sports, as its sole remedy, a comparable promotional placement on the Yahoo Properties mutually agreed upon by the parties. In the event that the parties are unable to reach agreement with respect to the implementation of this Section 10.2, the parties shall appoint an Independent, Industry-Recognized Third Party to resolve the matter. All fees and expenses of an Independent, Industry-Recognized Third Party appointed pursuant to this Section 14.1 shall be shared equally be both parties.

     10.3 Global Sports shall execute the Remote Merchant Integration Program Agreement in its own name on behalf of itself and the Global Sports Retailers as of the Effective Date. During the Term, Global Sports shall adhere to the terms set forth therein, and shall ensure that the Global Sports Retailers adhere to the terms set forth therein and in this Agreement. Global Sports represents and warrants that it has the right to enter into the Remote Merchant Integration Program Agreement and this Agreement in its own name on behalf of itself and the Global Sports Retailers.

     10.4 Global Sports shall provide Yahoo all URLs, URL formats (as applicable), content, and other materials necessary for Yahoo to provide the Global Sports Links and Global Sports E-Mail (the "Global Sports Deliverables") on or before the Global Sports Deliverables Due Date. All content and material contained in

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           the Global Sports Links and Global Sports E-Mail shall be subject to
           Yahoo's approval, which shall not be unreasonably withheld, and must comply with all applicable federal, state and local laws, rules and regulations, including, without limitation, consumer protection laws and rules and regulations governing product claims, truth in labeling, and false advertising. Yahoo shall activate the Global Sports Links within twenty (20) days of its receipt of the Global Sports Deliverables. It is understood and agreed that as between Yahoo and Global Sports, Global Sports will determine, in its sole discretion, which of the Global Sports Retailers are promoted by means of those Global Sports Links that link to the Global Sports Site. Furthermore, subject to the criteria set forth elsewhere in this Agreement (for example, that certain Global Sports Links must link directly to a Page dedicated to Sports Merchandise), Global Sports will determine which Page within the Global Sports Site is linked to directly from each Global Sports Link. It is understood and agreed that: (i) Global Sports shall make available no less than the following four (4) Global Sports Retailers for promotion through the Global Sports Charter Shopping Sponsorship: The Athletes Foot, Michigan Sporting Goods Distributors, Inc., Sport Chalet, and The Sports Authority; and (ii) all of the Global Sports Retailers shall participate in the Yahoo Remote Merchant Integration Program.

     10.5 (a) Global Sports hereby grants to Yahoo a non-exclusive, worldwide, fully paid, revocable license during the Term to use, reproduce and display the Global Sports Brand Features (i) to indicate the location of the Global Sports Links as set forth herein and (ii) in connection with the marketing and promotion of Global Sports and/or the Global Sports Retailers in the Yahoo Properties. All use of the Global Sports Brand Features by Yahoo hereunder will inure solely to the benefit of Global Sports and the Global Sports Retailers. Except for the limited license granted above, Global Sports and the Global Sports Retailers retain all right, title, and interest in and to the Global Sports Brand Features, and Yahoo agrees that it will do nothing inconsistent with their ownership of the Global Sports Brand Features. Without limiting the generality of the foregoing, Yahoo agrees that it will not use any Global Sports Brand Features other than in accordance with the terms of this Agreement.

           (b) Yahoo hereby grants to Global Sports a non-exclusive, worldwide, fully paid, revocable license during the Term to use, reproduce and display the Yahoo Brand Features (i) pursuant to Section 10.7 and
           (ii) in connection with Global Sports' furnishing of the Barter Media. All use of the Yahoo Brand Features by Global Sports hereunder will inure solely to the benefit of Yahoo. Except for the limited license granted above, Yahoo retains all right, title, and interest in and to the Yahoo Brand Features, and Global Sports agrees that it will do nothing inconsistent with Yahoo's ownership of the Yahoo Brand Features. Without limiting the generality of the foregoing, Global Sports agrees that it will not use any Yahoo Brand Feature other than in accordance with the terms of this Agreement.

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     10.6  In no event shall any Page on the Global Sports Site or Global Sports
           RMI Site to which users click-through from any Global Sports Link contain graphic or textual hyperlinks, banner advertisements or promotions of any of the following [*] and their successors; provided that, the [*] retailing operations of [*] may be promoted as Global Sports Retailers in accordance with the terms of this Agreement and subject to the restrictions set forth in Exhibit F.
                                                    ---------

     10.7 Global Sports shall place a Yahoo graphic link on those Pages of the Global Sports Sites to which users click-through from any link Global Sports Link. Such Yahoo graphic link shall (a) be placed in a manner determined by Global Sports that is acceptable to Yahoo, (b) contain the Yahoo name and logo as provided by Yahoo, (c) directly link the user back to a Page designated by Yahoo on the Yahoo Properties, and
           (d) not necessarily appear to users who do not arrive at the Global Sports Site directly through a Global Sports Link.

     10.8 Global Sports shall design and operate the Global Sports Site to (i) handle [*] simultaneous requests, (ii) have a minimum [*] uptime and maximum [*] downtime per Quarter (except for planned downtime which may be required for system enhancements, upgrades and preventative maintenance), and (iii) ensure that the Global Sports Site's data transfers to the Yahoo Main Site initiate within fewer than eight (8) seconds, on average, of request.


11.  Limited Exclusivity
     -------------------

     11.1 During the Term, Yahoo shall not [*] for the benefit of any [*] on any [*].

     11.2 During the Term, Yahoo shall not [*] for the benefit of any [*] on any Page within (i) [*], (ii) [*], (iii) [*], (iv) the [*], or (v) any [*]. In addition, Yahoo will include Global Sports in Yahoo Points.

     11.3 During the Term, Yahoo shall not [*] for the benefit of [*] in the [*]. In addition, Yahoo agrees that [*] for [*] will appear on behalf of [*] on the [*]; provided that Global Sports acknowledges that [*], including without limitation, [*].

     11.4 Global Sports acknowledges that Yahoo has existing contractual obligations with the merchants set forth on Exhibit H ("Existing
                                                       ---------
           Obligations") and that notwithstanding anything to the contrary in this Agreement, Yahoo shall be permitted to fulfill the Existing Obligations without being considered to be in breach of its obligations under this Agreement. Further, under no circumstances shall anything in this Section 11 be deemed to restrict in any manner Yahoo's ability to (i) integrate any editorial content (other than branded content that may be provided by Global Sports Competitors) in any Yahoo Property, or (ii) include links to any entity in any directory, merchant listing or other shopping service or feature on any Yahoo Property. To the extent that it is not contractually obligated to do so, Yahoo agrees that it will not, in a manner inconsistent with Yahoo's

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           obligations under Section 11, (x) extend or renew an Existing
           Obligation, or (y) consent to the extension or renewal of an Existing Obligation if Yahoo may withhold such consent in its sole discretion.

12.  Page Views.
     ----------

     12.1 With respect to the Global Sports Links, Yahoo shall deliver a minimum of [*] Page Views (for clarity, such total shall not include Page Views of the Global Sports Charter Shopping Sponsorship, Global Sports Outdoors Sponsorship, Global Sports Athlete Sponsorship, Global Sports Game Channel Sponsorship). Yahoo will use commercially reasonable efforts to deliver such Page Views evenly throughout the Term provided that Yahoo has the ability to influence and control the delivery of such Page View (e.g., Yahoo does not have the ability to influence and control the allocation of Page Views in connection with seasonal sporting events or front page promotions).

     12.2  Yahoo will deliver such Page Views as follows:

           . [*] Page Views of the Global Sports Club Module, Global Sports Message Board Promotion, and/or Global Sports Get Local Module; provided that, Yahoo agrees to use commercially reasonable efforts to deliver the Page Views as follows: [*] Page Views of the Global Sports Club Module, [*] Page Views of the Global Sports Message Board Promotion, and [*] Page Views of the Global Sports Get Local Module;

           . [*] Page Views of the Global Sports Button and/or Global Sports Banner; provided that, Yahoo agrees to use commercially reasonable efforts to deliver the Page Views as follows: [*] Page Views of the Global Sports Button and [*] Page Views of the Global Sports Banner;

           . [*] Page Views of the Global Sports Merchandising Unit and/or Global Sports Sports Event Sponsorship; provided that, Yahoo agrees to use commercially reasonable efforts to deliver the Page Views as follows: [*] Page Views of the Global Sports Merchandising Unit, and [*] Page Views of the Global Sports Sports Event Sponsorship;

           .  [*] Page Views of the Global Sports Fantasy Sports Module;

           .  [*] Page Views of the Global Sports Front Page Promotion Banner;

           .  [*] Page Views of the Global Sports Category Text Link;

           . [*] Page Views of the Global Sports News Module and/or Global Sports News Banner provided that, Yahoo agrees to use commercially reasonable efforts to deliver the Page Views as follows: [*] Page Views of the Global Sports News Module and [*] Page Views of the Global Sports News Banner; and

           . [*] Page Views of the Yahoo Shopping Sports Text Link and/or Yahoo Shopping Outdoors Text Link; provided that, Yahoo agrees to use commercially reasonable efforts to deliver the Page Views as follows: [*]

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              Page Views of the Yahoo Shopping Sports Text Link and [*] Page
              Views of the Yahoo Shopping Outdoors Text Link.

     12.3 In the event that Yahoo fails to deliver the minimum number of Page Views as set forth above at the expiration of the Term, Yahoo will "make good" the shortfall within [*] after the end of the Term until such Page View obligation is satisfied. If Yahoo is unable to fulfill its Page View obligations through the original promotion during this additional period, Yahoo will then have an additional [*] to deliver the required number of Page Views through a comparable promotion acceptable to Global Sports (such three month period, together with the six month period described in the preceding sentence, being referred to collectively as the "Make Good Period"). The provisions set forth in this Section 12.3 set forth the entire liability of Yahoo, and Global Sports' sole remedy, for Yahoo's breach of its Page View obligations set forth in Sections 12.1 and 12.2 during the Term. For clarity, the parties acknowledge that the exclusivity provisions of Section 11 shall not extend beyond the Term and that the sole remedy set forth above shall not apply to a failure by Yahoo to fulfill its Page View obligations during the Make Good Period.

     12.4 In the event that Global Sports desires to substitute portions of the promotions set forth in this Agreement (the "Swap Inventory") for alternative promotions in the Yahoo Main Site, Yahoo shall use commercially reasonable efforts to accommodate such request (a "Change Request") based on inventory availability; provided that, Global Sports agrees that (i) it shall make no Change Requests prior to the date that is [*] after the Launch Date; (ii) it shall make no more than [*] Change Request per each Quarter of the Term; (iii) no Change Request shall involve altering more than [*] of any Swap Inventory scheduled for a given Quarter (e.g., if Yahoo has scheduled delivery of [*] Page Views of the Global Sports Banner for a given Quarter of the Term, a Change Request may involve the substitution of no more than [*] Page Views of the Global Sports Banner for such Quarter); (iv) Global Sports shall provide Yahoo no less than [*] written notice prior to the date it desires any Change Request to take effect; and (v) any substitute inventory delivered by Yahoo pursuant to a Change Request shall be scheduled for delivery (x) within [*] of the month in which such inventory was originally scheduled, and (y) within the Term.

     12.5 For purposes of determining the amount of inventory, specifications and placement that may be substituted for Swap Inventory pursuant to a Change Request, the Swap Inventory shall be valued, on a pro-rata basis, in a manner mutually agreed upon by the parties. The substitute inventory shall be valued in a manner mutually agreed upon by the parties. In the event that the parties cannot mutually agree on valuations to be determined pursuant to this Section 12.5, then the Change Request relating to such valuations shall be deemed withdrawn.

     12.6 During the Term, Yahoo will provide Global Sports access to an electronic database that tracks the delivery of Page Views under this Agreement. Such

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           database will be updated in accordance with Yahoo's standard updating procedures at least once per Quarter.


13.  Compensation.
     ------------

     13.1 In consideration of Yahoo's performance and obligations as set forth herein, Global Sports will compensate Yahoo in an amount equal to [*] as set forth below. Solely for the purpose of Global Sports calculating costs associated with the Global Sports Retailers' cooperative marketing fund, the parties agree that the cpm associated with the Global Sports Links promoted in this Agreement is [*]; provided that, under no circumstances shall such figure (i) have any bearing on the relationship between Yahoo on the one hand and Global Sports or the Global Sports Retailers on the other hand (whether in case of a breach or termination of this Agreement, or otherwise), or
           (ii) be used for any other purpose (e.g., reselling inventory, which is not permitted under this Agreement).

     13.2  Set Up Fee.  In consideration of Yahoo's design, consultation and
           ----------
           development of the Global Sports Links, Global Sports shall pay to Yahoo a non-refundable, non-creditable fee of [*] (the "Set-Up Fee"). The Set-Up Fee shall be due and paid by Global Sports on the Effective Date.

     13.3  Limited Exclusivity Fee.  In consideration of Yahoo's performance and
           -----------------------
           obligations as set forth in Section 11, Global Sports will pay Yahoo a non-refundable, non-creditable fee equal to [*]. Such fee shall be due and paid to Yahoo as follows: (i) [*] on October 15, 1999; (ii) [*] on January 15, 2000; (iii) [*] on April 15, 2000; (iv) [*] on
           July 15, 2000; and (v) [*] on October 15, 2000.

     13.4  Slotting Fee. In consideration of Yahoo's performance and obligations
           ------------
           as set forth in Sections 2 through 9, Global Sports will pay Yahoo a non-refundable, non-creditable fee equal to [*]. Such fee shall be due and paid to Yahoo as follows: (i) [*] on October 15, 1999; (ii) [*] on January 15, 2000; (iii) [*] on April 15, 2000; (iv) [*] on
           July 15, 2000; and (v) [*] on October 15, 2000.

     13.5  Revenue Share. In addition to the fees set forth in Sections 13.2
           -------------
           through 13.4 above, Global Sports shall pay to Yahoo a non-refundable, non-creditable fee equal to [*] of any Global Sports Revenue earned during the Term (the "Revenue Share Fee"). In accordance with the definition of Global Sports Revenue, it is understood that Global Sports Revenue does not include revenue from sales made through the Global Sports Site (as opposed to the Merchant Pages, which are displayed by Yahoo through a proxy server). The Revenue Share Fee shall be paid by Global Sports to Yahoo on a quarterly basis within thirty (30) days following the last day of each calendar quarter of the Term. The Revenue Share Fee payments will be accompanied by a written report that includes: (i) the total dollar amount of Global Sports Revenue earned during the applicable period, and (ii) a calculation of the Revenue Share Fee.

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     13.6  Payment Information.  All payments herein are non-refundable and non-
           --------------------
           creditable and shall be made by Global Sports via wire transfer into Yahoo's main account pursuant to the wire transfer instructions set forth on Exhibit C.
                    ---------

     13.7  Late Payments.  Any portion of the above payments which has not been
           --------------
           paid to Yahoo within fifteen (15) days of the dates set forth above shall bear interest at the lesser of (i) one percent (1%) per month or (ii) the maximum amount allowed by law. Notwithstanding the foregoing, any failure by Global Sports to make the payments specified in Sections 13.2 through 13.5 on the dates set forth therein shall constitute a material breach of this Agreement.

     13.8  Audit Rights.  Global Sports shall maintain records of all activities
           ------------
           relating to the Revenue Share Fee. Global Sports shall permit a reputable independent certified public accounting firm designated by Yahoo and reasonably acceptable to Global Sports to have access, at a mutually agreed upon time during normal business hours, to its records and books of account that relate to the Revenue Share Fee. Such audits shall not be required more often than once every twelve
           (12) month period of the Term, provided, however, that Yahoo may audit Global Sports within three (3) months of any audit in which a discrepancy of ten percent (10%) or greater is discovered. If such a discrepancy is discovered, Global Sports shall pay the amount of the error to Yahoo within ten (10) days of such error's discovery. Yahoo will pay the cost of any audit conducted pursuant to this Section 13.8, provided, however, that if a discrepancy of ten percent (10%) or greater is discovered through any such audit, Global Sports shall pay such audit's costs. At Global Sports' request, Yahoo will require the accounting firm to sign a standard confidentiality agreement acceptable in form and substance to Global Sports, and the results of any such audit will be considered confidential information of both parties subject to the Mutual Nondisclosure Agreement Terms attached hereto as Exhibit D.
                     ---------

     13.9  Barter Media.  During the Term, Global Sports shall provide Yahoo no
           ------------
           less than five million dollars ($5,000,000) of Barter Media. The Barter Media's delivery and value shall be mutually agreed upon by the parties in accordance with the terms attached as Exhibit L. In
                                                                ---------
           the event that Global Sports terminates this Agreement pursuant to
           Section 14.4, Global Sports agrees to continue to provide the Barter Media until the value of Barter Media delivered before and after such termination equals or exceeds the Square-Up Amount. The "Square-Up Amount" will be an amount equal to the pro-rata value of cash due to Yahoo pursuant to Sections 13.3 and 13.4 as of the date of such termination (e.g., if the Section 14.4(a) Termination Date (as defined in Section 14,4(a)) is May 15, 2000, Yahoo shall be due $2,166,666 of Barter Media). If the parties are unable to reach agreement on the value of the Barter Media delivered, such value shall be determined by an Independent, Industry- Recognized Third Party, the cost for which will be shared equally by the parties.


14.  Termination.
     -----------

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14.1      Term.  This Agreement shall commence upon the Effective Date and,
          ----
          unless terminated as provided herein, shall remain in effect for the Term.

14.2      Termination by Either Party with Cause.  This Agreement may be
          --------------------------------------
          terminated at any time by either party: (i) immediately upon written notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; or (c) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's breach of any of its obligations under this Agreement in any material respect (ten (10) days in the case of a failure to pay), which breach is not remedied within such notice period. In the event that Yahoo provides a notice of termination under clause (ii) above, Yahoo shall have the right to suspend performance under Sections 2 - 8 of this Agreement for the notice period unless and until the breach is fully remedied by Global Sports prior to the expiration of the notice period.

14.3      Termination by Yahoo.  In addition to its termination rights under
          --------------------
          Section 14.2, Yahoo may terminate this Agreement upon forty five (45) days written notice to Global Sports if at any time during the Term an Independent, Industry-Recognized Third Party appointed at the request of Yahoo determines that the Global Sports Site (for this purpose, taking all of the sites that constitute the Global Sports Site as one site) is no longer one of the top five (5) sites for the on-line sale of Sports Merchandise in the United States over a reasonable period of time based on an evaluation of the following criteria: (i) the number of brick-and-mortar sporting goods stores whose products are marketed and sold through the site, (ii) the annual sales of such stores in the United States, (iii) the amount of online sales conducted through the site, and (iv) the quality and selection of the sporting goods products offered for sale by such stores on the site. Notwithstanding anything to the contrary herein, Yahoo will pay all fees and expenses of the Independent, Industry-Recognized Third Party appointed at Yahoo's request for this purpose. The Independent, Industry-Recognized Third Party shall submit its determination in writing to both Yahoo and Global Sports at the same time and shall provide a description of the reasons for its conclusion and references to the sources of all underlying data. Each party agrees to provide to the Independent, Industry-Recognized Third Party all available information and assistance necessary for the Independent, Industry-Recognized Third Party to undertake the above described analysis.

14.4      Termination by Global Sports.  In addition to its termination rights
          ----------------------------
          under Section 14.2, Global Sports shall have the following termination rights:

          (a) Upon at least ninety (90) days prior written notice to Yahoo, Global Sports shall have the right to terminate this Agreement at any time after the date that is [*] after the Launch Date (i.e., Global Sports shall have no right to give a termination notice pursuant to this Section 14.4 before the date that is ninety (90) days after the Launch Date). In the event that Global Sports exercises its right to terminate this Agreement pursuant to this
               Section 14.4, Global Sports

                                      20

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               agrees that for the remainder of the original Term Global Sports shall continue to participate in the Yahoo Remote Merchant Integration Program and the Global Sports Charter Shopping Sponsorship on behalf of itself and the Global Sports Retailers unless Yahoo, in its sole discretion, elects, at any time, to terminate the participation of Global Sports or any Global Sports Retailer in such program. Global Sports is responsible for and shall ensure that all required materials (including updated creative, merchandising and data feeds) with respect to any Global Sports Retailer that Yahoo chooses to retain in the Yahoo Remote Merchant Integration Program are provided to Yahoo in accordance with the standard Yahoo Remote Merchant Integration Program specifications, and Global Sports shall retain the obligation to pay to Yahoo the Revenue Share Fee set forth in
               Section 13.5. Upon any termination by Global Sports under this
               Section 14.4(a), the parties agree that: (i) the exclusivity set forth in Section 11 shall terminate notwithstanding any Global Sports Retailer's continued participation in Yahoo's Remote Merchant Integration Program; and (ii) any payments due to Yahoo under Sections 13.3 or 13.4 shall remain due and payable on the dates set forth therein, albeit the amounts shall be pro-rated to the effective date of such a termination (the " Section 14.4(a) Termination Date") (i.e., if the Section 14.4(a) Termination Date is May 15, 2000, Global Sports' payment due on April 15, 2000 shall be [*] (not including any other payments due under this Agreement)); and (iii) in the event that as of the Section 14.4(a) Termination Date, Yahoo has not delivered, on a pro-rata basis, the number of Page Views specified in Section 12.2, it shall continue to deliver such Page Views beyond the Section 14.4(a) Termination Date until such pro-rata threshold is reached, provided that, in such case, except with respect to Sections 11, 13.3, and 13.4, the terms of this Agreement shall remain in full force and effect. For clarity, in the event of a termination of this Agreement under Section 14.4(a), the parties agree that Global Sports shall have no additional payment obligations beyond those set forth in this Agreement as a result of any extra Page Views delivered over and above the pro-rata amount of Page Views specified in Section 12.2 as of the Section 14.4(a) Termination Date.

          (b) At any time during the Term, upon forty five (45) days prior written notice to Yahoo, Global Sports shall have the right to terminate its participation (and the participation of the Global Sports Retailers) in the Yahoo Remote Merchant Integration Program if an Independent, Industry-Recognized Third Party appointed at the request of Global Sports has determined that the Yahoo Remote Merchant Integration Program does not permit a user to seamlessly navigate between and conduct transactions through Yahoo Shopping and the Global Sports RMI Site (for this purpose, taking all of the sites that constitute the Global Sports Site as one site) over a reasonable period of time. Global Sports will pay all fees and expenses of the Independent, Industry-Recognized Third Party appointed at Global Sport's request for this purpose. The Independent, Industry-Recognized Third Party shall submit its determination in writing to both Yahoo and Global Sports at the same time and shall provide a description of the reasons for its conclusion and references to the sources of

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               all underlying data. Each party agrees to provide to the
               Independent, Industry-Recognized Third Party all available information and assistance necessary for the Independent, Industry-Recognized Third Party to undertake the above described analysis. Any termination of Global Sports' (or a Global Sports Retailer's) participation in the Yahoo Remote Merchant Integration Program shall have no effect on the remaining provisions of this Agreement and each party's obligations with respect thereto (including, but not limited to, Global Sports' payment obligations under Section 13 and Yahoo's obligations under Section 11); provided that, in the event of any such termination, Global Sports shall continue to provide Yahoo all data related to transactions conducted through Global Sports Links on Yahoo Shopping that would have been collected without a termination pursuant to this Section 14.4(b).

     14.5 Right of First Presentation.  Yahoo will provide written notice to
          ---------------------------
          Global Sports (a "Presentment Notice") in the event that: (i) during the Term, Yahoo intends to create, acquire, develop or otherwise make available a promotional merchant opportunity on a "Yahoo" branded web site where Yahoo controls the serving and hosting of advertising and that targets an audience in the United States substantially similar in scope and nature to the Sports Merchandise Merchant Program described in this Agreement, or (ii) during the Term, Yahoo is willing to renew this Sports Merchandise Merchant Program on identical terms to those described in this Agreement immediately upon expiration of the Term. Any Presentment Notice shall describe Yahoo's reasonable business requirements for the noticed opportunity. The parties will use good-faith efforts to negotiate and execute a written amendment to this Agreement to include such opportunity under reasonable terms and conditions. If Global Sports declines to commence negotiations with Yahoo regarding an opportunity described in a Presentment Notice within [*] following its receipt thereof, or if the parties fail to reach agreement within [*] following the commencement of good faith negotiations (or such later date as is agreed by the parties), Yahoo may offer the opportunity to any third party (subject to Section 11). Global Sports acknowledges that under no circumstances shall anything in this Section 14.4 be deemed to restrict Yahoo's ability to extend other merchant positions for any opportunity presented pursuant to this Section 14.4 to third parties.

     14.6 Survival.  The provisions of Sections 1, 12.3, 13, 14.4(a), 15
          --------
          through 19, and this Section 14.6 shall survive expiration or termination of this Agreement.

15.  Confidential Information and Publicity.
     --------------------------------------

     15.1 Terms and Conditions.  The terms and conditions of this Agreement
          --------------------
          shall be considered confidential and shall not be disclosed to any third parties except to such party's accountants, attorneys, or except as otherwise required by law. Neither party shall make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent. If this Agreement or any of its terms must be disclosed under any law, rule or regulation

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          (other than an order issued by a court of competent jurisdiction
          (e.g., a subpoena)), the disclosing party shall (i) give written notice of the intended disclosure to the other party at least five (5) days in advance of the date of disclosure, (ii) redact portions of this Agreement to the fullest extent permitted under any applicable laws, rules and regulations, and (iii) submit a request, to be agreed upon by the other party, that such portions and other provisions of this Agreement requested by the other party receive confidential treatment under the laws, rules and regulations of the body or tribunal to which disclosure is being made or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

     15.2 Publicity.  Any and all publicity relating to this Agreement and
          ---------
          subsequent transactions between Yahoo and Global Sports and the method of its release shall be approved in advance of the release in writing by both Yahoo and Global Sports. The parties agree that the press release attached hereto as Exhibit M may be issued upon the Effective
                                     ---------
          Date.

     15.3 Nondisclosure Agreement. Yahoo and Global Sports acknowledge and agree
          -----------------------
          to the Mutual Nondisclosure Agreement Terms attached hereto as Exhibit
                                                                         -------
          D with respect to the use and disclosure of all confidential
          -
          information and all discussions pertaining to or leading to this Agreement. For clarity, the parties expressly agree that the terms of this Agreement (including, but not limited to, the terms set forth in Sections 11, 12, 13, and 14) shall be considered confidential information subject to the terms set forth in Exhibit D (including,
                                                        ---------
          but not limited to, paragraph 3).

     15.4 User Data.  All information and data provided to Yahoo by users of
          ---------
          the Yahoo Properties or otherwise collected by Yahoo relating to user activity on the Yahoo Properties shall be retained by and owned solely by Yahoo ("Yahoo User Data"). All information and data provided to Global Sports through a Global Sports Site or otherwise collected by Global Sports relating to user activity on a Global Sports Site shall be retained by and owned solely by Global Sports ("Global Sports User Data" and, collectively with Yahoo User Data, "User Data"). Each party agrees to either: (a)(i) use User Data only as affirmatively authorized by the user, (ii) not disclose, sell, license or otherwise transfer any such User Data to any third party and (iii) not use any User Data for the transmission of any e-mailed document or documents consisting of advertising material for the lease, sale, rental, gift offer, or other disposition of any realty, goods, services, or extension of credit that meet both of the following requirements: (1) the documents are addressed to a recipient with whom the initiator does not have an existing business or personal relationship; and (2) the documents are not sent at the request of, or with the express consent of, the recipient; or (b) become TRUSTe licensed and to use User Data only in strict accordance with TRUSTe's established policies and procedures and subject to TRUSTe's oversight. If any user requests, or if Yahoo requests at the specific direction of any user, that Global Sports

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          remove all personally identifiable information relating to such user from Global Sports' database and other records, then Global Sports shall promptly remove such personally identifiable information from its database and other records. For the purposes of this Section 15.4, "User Data" shall not be deemed to include aggregate, non-personally identifiable information.

     15.5 Privacy of User Information.  Global Sports shall ensure that all
          ---------------------------
          information provided by users of a Global Sports Site or Global Sports RMI Site is maintained, accessed and transmitted in a secure environment and in compliance with industry standard security specifications. Global Sports shall provide a link to its policy regarding the protection of user data on those pages of a Global Sports Site or Global Sports RMI Site where the user is requested to provide personal or financial information. Global Sports represents and warrants that it has reviewed the FTC Order and will not knowingly engage in any conduct that would cause Yahoo to violate the FTC Order. Global Sports agrees to follow and comply with all reasonable instructions and directions of Yahoo to help ensure Yahoo's compliance with the FTC Order.

16.  Indemnification.
     ---------------

     16.1 By Global Sports. Global Sports, at its own expense, will indemnify,
          ----------------
          defend and hold harmless Yahoo and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought by a third party against Yahoo (and any resulting liability or damages incurred by or awarded against Yahoo) based on or arising from a claim that any Global Sports Brand Feature, any material, product or service produced, distributed, offered or provided by Global Sports, or any material presented on the Global Sports Site, (a) infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, (b) is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, (c) is subject to any fees, royalties, licenses or any other payments to any parties, (d) violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, (e) breaches any obligation of Global Sports under this Agreement, or (f) has resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case: (x)
                                   --------  -------
          Yahoo provides Global Sports with prompt notice of any such claim; (y) Yahoo permits Global Sports to assume and control the defense of such action upon Global Sports's written notice to Yahoo of its intention to indemnify; and (z) upon Global Sports' written request, and at no expense to Yahoo, Yahoo will provide to Global Sports all available information and assistance necessary for Global Sports to defend such claim. Global Sports will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo, without Yahoo's prior written consent. Global Sports will pay any and all costs and expenses, including, but not limited

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          to, reasonable attorneys' fees, incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding if Global Sports elects not to assume and control the defense of such claim, suit or proceeding at its own expense; if Global Sports does assume and control the defense of such claim, suit or proceeding at its own expense, Yahoo will have the right to participate in such defense at its own expense and with counsel of its own choice, subject to Global Sports' control of such defense.

     16.2 By Yahoo. Yahoo, at its own expense, will indemnify, defend and hold
          --------
          harmless Global Sports and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought by a third party against Global Sports or a Global Sports Retailer (and any resulting liability or damages incurred by or awarded against Global Sports or a Global Sports Retailer) based on or arising from a claim that any Yahoo Brand Feature (a) infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, (b) is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, (c) is subject to any fees, royalties, licenses or any other payments to any parties,
          (d) violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, (e) breaches any obligation of Yahoo under this Agreement, or (f) has resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided,
                                                                 --------
          however, that in any such case: (x) Global Sports provides Yahoo with
          -------
          prompt notice of any such claim; (y) Global Sports permits Yahoo to assume and control the defense of such action upon Yahoo's written notice to Global Sports of its intention to indemnify; and (z) upon Yahoo's written request, and at no expense to Global Sports, Global Sports will provide to Yahoo all available information and assistance necessary for Yahoo to defend such claim. Yahoo will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Global Sports, without Global Sports' prior written consent. Yahoo will pay any and all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Global Sports in connection with or arising from any such claim, suit, action or proceeding if Yahoo elects not to assume and control the defense of such claim, suit or proceeding at its own expense; if Yahoo does assume and control the defense of such claim, suit or proceeding at its own expense, Global Sports will have the right to participate in such defense at its own expense and with counsel of its own choice, subject to Yahoo's control of such defense.

17.  Limitation of Liability.
     -----------------------

     EXCEPT WITH RESPECT TO EACH PARTY'S OBLIGATIONS UNDER SECTION 16, UNDER NO CIRCUMSTANCES SHALL GLOBAL SPORTS OR YAHOO BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE

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     POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE
     OR ANTICIPATED PROFITS OR LOST BUSINESS.

18.  Insurance.
     ---------

     Global Sports agrees that it will obtain by November 1, 1999 or the Launch Date (whichever occurs first), and maintain during the remainder of the Term, insurance with coverage with a reputable carrier for commercial general liability and errors and omissions of at least [*] dollars per occurrence. Global Sports will name Yahoo as an additional insured on such insurance and will provide evidence of such insurance to Yahoo within ten
     (10) days of the Effective Date. Such insurance policy shall not be cancelled or modified without Yahoo's prior written consent, which shall not be unreasonably withheld.

19.  General Provisions.
     ------------------

     19.1 Independent Contractors.  It is the intention of Yahoo and Global
          -----------------------
          Sports that Yahoo and Global Sports are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between Yahoo and Global Sports.

     19.2 Entire Agreement.  This Agreement, together with all Exhibits,
          ----------------
          represents the entire agreement between Yahoo and Global Sports with respect to the subject matter hereof and thereof and shall supersede all prior agreements and communications of the parties, oral or written.

     19.3 Amendment and Waiver.  No amendment to, or waiver of, any provision
          --------------------
          of this Agreement shall be effective unless in writing and signed by both parties. The waiver by any party of any breach or default shall not constitute a waiver of any different or subsequent breach or default.

     19.4 Governing Law.  This Agreement shall be governed by and interpreted
          -------------
          in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.

     19.5 Successors and Assigns.  Neither party shall assign its rights or
          ----------------------
          obligations under this Agreement without the prior written consent of the other party, which shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement to an entity who acquires substantially all of the stock or assets of a party to this Agreement; provided that, consent will be required in the event that the non assigning party reasonably determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a Competitor of the non-assigning party. All terms and provisions of this Agreement shall be binding upon and inure to the

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           benefit of the parties hereto and their respective permitted transferees, successors and assigns.

     19.6  Force Majeure.  Neither party shall be liable for failure to perform
           -------------
           or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party.

     19.7  Notices. All notices, requests and other communications called for by
           -------
           this agreement shall be deemed to have been given immediately if made by facsimile or Electronic mail (confirmed by concurrent written notice sent via overnight courier for delivery by the next business day), if to Yahoo at 3420 Central Expressway, Santa Clara, CA 95051,
           Fax: (408) 731-3301 Attention: Vice President (e-mail: [*]), with a copy to its General Counsel (e-mail: [*]), and if to Global Sports at the physical or electronic mail address set forth on the signature page of this Agreement, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

     19.8  Severability.  If any provision of this Agreement is held to be
           ------------
           invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     19.9  Sole Responsibility.  Global Sports will remain solely responsible
           -------------------
           for the operation of the Global Sports Site, and Yahoo will remain solely responsible for the operation of the Yahoo Properties. Each party: (a) acknowledges that the Global Sports Site and the Yahoo Properties may be subject to temporary shutdowns due to causes beyond the operating party's reasonable control; and (b) subject to the terms of this Agreement, retains sole right and control over the programming, content and conduct of transactions over its respective Internet-based service.

     19.10 Counterparts.  This Agreement may be executed in two counterparts,
           ------------
           both of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

     19.11 Authority.  Each of Yahoo and Global Sports represents and warrants
           ---------
           that the negotiation and entry of this Agreement will not violate, conflict with, interfere with, result in a breach of, or constitute a default under any other agreement to which they are a party.

     19.12 Attorneys Fees.  The prevailing party in any action to enforce this
           --------------
           Agreement shall be entitled to reimbursement of its expenses, including reasonable attorneys' fees.

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                            [signature page follows]


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+

          This Advertising and Promotion Agreement has been executed by the duly authorized representatives of the parties, effective as of the Effective Date.

YAHOO! INC.                       GLOBAL SPORTS, INC.

By:                                        By:
   -----------------------                    ----------------------------
Name:                                      Name:
     ---------------------                      --------------------------
Title:                                     Title:
      --------------------                       -------------------------


Attn: Chief Sales and Marketing Officer    Attn:  Chief Executive Officer
3420 Central Expressway                    555 South Henderson Road,
Santa Clara, CA 95051                      King of Prussia, PA 19406
Tel.:  (408) 731-3300                      Tel:  (610) 878-8650
Fax:  (408) 731-3301                       Fax: (610) 768-0753
e-mail:  [*]                               e-mail: [*]

                                      29

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                                   EXHIBIT A
              (Global Sports Banner and Button Category Pages and
              Global Sports Banner, Button and Shopping Keywords)

Global Sports Banner and Button Category Pages:
-----------------------------------------------
[*]


Global Sports Banner, Button and Shopping Keywords:
---------------------------------------------------
[*]

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                                   EXHIBIT B
                            (screen shots attached)

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                                   EXHIBIT C
                           Wire Transfer Instructions

Yahoo's Bank Information:

Institution Name:            [*]
Institution Address:         [*]
ABA:                         [*]
Beneficiary Name:            [*]
Beneficiary Account Number:  [*]

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                                   EXHIBIT D
                      Mutual Nondisclosure Agreement Terms


     1. "Confidential Information" as used in this Agreement shall mean any and all technical and non-technical information, including patent, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of each of the parties, and includes, without limitation, their respective information concerning product and feature plans, research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, and marketing plans and information.

     2. If the Confidential Information is disclosed orally or visually, it shall be identified as such at the time of disclosure and confirmed in a writing to the recipient within thirty (30) days of such disclosure.

     3. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the other party and any purpose the other party may hereafter authorize in writing. Each of the parties agrees that it shall disclose Confidential Information of the other party only to those of its employees and contractors who need to know such information and who have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

     4. There shall be no liability for disclosure or use of Confidential Information which is: (a) in the public domain through no fault of the receiving party, (b) rightfully received from a third party without any obligation of confidentiality, (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party,
(d) independently developed by the receiving party, (e) generally made available to third parties without any restriction on disclosure, or (f) communicated in response to a valid order by a court or other governmental body, as otherwise required by law, or as necessary to establish the rights of either party under this Agreement (provided that the party so disclosing has provided the other party with a reasonable opportunity to seek protective legal treatment for such Confidential Information).

     5. "Residual Information" shall mean any Confidential Information of the disclosing party which may be retained in intangible form in the minds of those individuals of the receiving party who have had proper access to such Confidential Information and who did not intentionally memorize such information in order to circumvent these confidentiality terms and conditions. Notwithstanding anything else in this Agreement, the receiving party shall be free to use any Residual Information for any

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purpose whatsoever, including, without limitation, the development of its own products, or business, provided that such Residual Information is not used in connection with products that are directly competitive to those of the disclosing party.

     6. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information.

     7. Each of the parties agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programs contained in the Confidential Information of the other party unless specifically permitted to do so, in writing, by the disclosing party.

     8. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

     9. This Exhibit D shall govern all communications between the parties that are made during the Term of this Agreement, provided, however, that each party's obligations under Sections 2 and 3 with respect to Confidential Information of the other party which it has previously received shall continue unless and until such Confidential Information falls within Sections 4 or 5. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party. Neither party acquires any licenses under any intellectual property rights of the other party under this Agreement.

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                                   EXHIBIT E
                                 Sports Events

[*] approximate dates only pending schedule to be determined by the league

[*] (Dates are not yet known but should run most of the month of [*])

[*] (day after [*] games thru [*])

[*] dates pending schedule to be determined by the league

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                                   EXHIBIT F
                            Global Sports Retailers

Current Global Sports Retailers
-------------------------------

The Athletes Foot
Dunhams
Michigan Sporting Goods Distributors, Inc. (also known as "MC Sports")
Sport Chalet
JumboSports, Inc. (also known as "Sports and Recreation" or "Sports and Rec") The Sports Authority

Pre-Approved (not currently a Global Sports Retailer, but approved by Yahoo)
----------------------------------------------------------------------------

[*]

Pre-Approved with restrictions:
-------------------------------
The following [*] entities shall be pre-approved as Global Sports Retailers only with respect to such entities' [*] and not with respect to any other operations or services (e.g., news or other content) and provided that in any event such entities may only be promoted through [*] (and not within [*]).

[*]

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                                   EXHIBIT G
                    YAHOO! REMOTE MERCHANT INTEGRATION (RMI)
                         STANDARD TERMS AND CONDITIONS

               YAHOO! REMOTE MERCHANT INTEGRATION (RMI) AGREEMENT


THIS RMI AGREEMENT (the "Agreement") is made as of this third day of October, 1999 (the "Effective Date") between YAHOO! INC. ("Yahoo!"), a Delaware corporation, and Global Sports Interactive, Inc. ("Merchant"), a Pennsylvania corporation. This Agreement is being entered into in conjunction with the Advertising and Promotion Agreement between Yahoo! and Merchant of even date herewith (the "Advertising and Promotion Agreement"). In consideration of the mutual promises contained herein, the parties agree as follows:

1. Merchant Product Information. Merchant will provide to Yahoo!, or will permit Yahoo! to download, information relating to Merchant products in accordance with Yahoo!'s technical and formatting specifications, which will be substantially similar to those specifications attached hereto as Exhibit
    1. Such information will include without limitation a Merchant identifier, product name, product description, product price, URL for the web page on the Merchant Site (as defined below) that contains the product, URL for the web page on the Merchant Site that contains the product image and, if applicable any warranty notices or disclaimers, product availability, return information, sizes, colors, SKU numbers, html pages and graphic files, including but not limited to graphical brand features (collectively referred to as "Merchant Product Information"). Merchant agrees to update all Merchant Product Information in accordance with the aforementioned technical and formatting specifications no less frequently than [*] per [*]. Yahoo! will host Merchant Product Information on Yahoo! servers and include Merchant Product Information in Yahoo!'s U.S. based on-line shopping property (referred to as "Yahoo! Shopping" or the "Service"). Yahoo! is solely responsible for the design, layout, posting and maintenance of Yahoo! Shopping.

2. Merchant Pages. Merchant will permit Yahoo! to download and display, via a "Proxy Server" or other means, web pages from the web site operated by or on behalf of Merchant (the "Merchant Site"). Such pages, any portions thereof and any content therein, as modified and displayed by Yahoo!, are referred to as "Merchant Pages."

3. Responsibilities and Rights with Respect to Merchant Product Information and Merchant Pages. In the event that Yahoo! becomes aware of a potential conflict between any Merchant Product Information or Merchant Pages and any law or advertising guidelines of Yahoo! (currently available at http://docs.yahoo.com/docs/advertising/ and subject to change from time to time), Yahoo! will notify Merchant and may request that Merchant remove, revise or replace such Merchant Product Information or Merchant Pages. If the parties cannot resolve the matter within [*] of Yahoo!'s notice to Merchant, Yahoo! reserves the right to remove or disable such Merchant Product Information or Merchant Pages, but only to the extent reasonably necessary to resolve the potential conflict. The foregoing only applies to Merchant Product Information and Merchant Pages and does not affect operation of or any material on the Merchant Site.

4.  Customer Order Information.

    (a) Order Placement and Fulfillment. Users of Yahoo! Shopping may search for and navigate to Merchant Product Information and Merchant Pages via Yahoo! Shopping pages designed and hosted by Yahoo!. Users of Yahoo! Shopping will select items to be purchased from Merchant by using the Yahoo! Shopping Cart. Check-out for orders will be conducted on Merchant Pages (the "Check-out Pages"). Information relating to the purchase of Merchant products via the Service, including product name, product quantity, amount paid, user's proper name, shipping address, billing address, email address and credit card information

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         ("Customer Order Information") will be transmitted to Merchant.
         Merchant will notify each user via email within twenty-four (24) hours after Merchant receives the Customer Order Information whether the order can or cannot be fulfilled. Merchant will be solely responsible for all products offered by Merchant on Yahoo! Shopping, including without limitation billing, shipping and fulfillment of goods, returns and customer service and for any acts or omissions by Merchant that occur in connection with such product offerings.

    (b) Privacy and Consumer Protection. Merchant agrees to implement adequate security protections to ensure the privacy of Customer Order Information. Merchant further agrees (i) to become a licensee of TRUSTe within [*] of the Effective Date of this Agreement; and (ii) to provide a hypertext link on all Check-out Pages to Merchant's privacy policy. If a user initiates a transaction but does not complete said transaction, Merchant agrees to destroy all personally identifiable Customer Order Information and agrees that it has no rights to such personally identifiable Customer Order Information. If a user requests, or if Yahoo! conveys such request to Merchant at the specific direction of the user, that Merchant remove personal information relating to any user from Merchant's database and other records, Merchant agrees to remove such information promptly from its database or other records.

5. Information Maintained by Yahoo! and Relevant to the Transaction. In the event that a registered Yahoo! user places an order for a Merchant product via the Service, Yahoo! already may maintain information about the user in Yahoo!'s proprietary databases that is relevant to the transaction, including but not limited to that user's proper name, shipping address, billing address, email address and credit card information. Merchant acknowledges that Yahoo! may give registered Yahoo! users the option to have certain input fields on Check-out Pages that request Customer Order Information "populated" with applicable information about that registered Yahoo! user from Yahoo!'s proprietary databases. For clarity, the parties understand that such "population" by Yahoo! will not affect Merchant's ownership of Customer Order Information, as set forth in Section 7(c), and will not transfer, impair or otherwise limit Yahoo!'s rights in the "populated" information.

6. Registration of Unregistered Yahoo! Users who Purchase from Merchant via the Service. Merchant agrees that users who are not registered with Yahoo! may be given the opportunity to register with Yahoo! before completing a discrete transaction with Merchant via the Service.

7.  Merchant Licenses to Yahoo!.

    (a) Merchant Product Information. Merchant hereby grants to Yahoo! a worldwide, non-exclusive, non-transferable license to use, display, modify, make derivative works from, reproduce and distribute Merchant Product Information and any portions thereof and any derivative works therefrom during the Term (as defined below) in connection with the Service on any Yahoo! branded or co-branded property, including without limitation the right to incorporate Merchant Product Information into a database and the right to display in any manner the results of search queries and comparisons conducted by users of the Service. Yahoo! may modify and create derivative works from Merchant Product Information only to the extent reasonably necessary to fit the format of the Service or to provide features of the Service; provided, however, that no modification or derivative work will adversely affect the accuracy of the underlying Merchant Production Information. Merchant also grants to Yahoo! (i) the right to maintain such Merchant Product Information on Yahoo! servers during the Term; (ii) the right to authorize the downloading and printing of Merchant Product Information, or any portion thereof, by users; and (iii) the right to use Merchant Product Information for purposes of promoting Merchant products, Yahoo! Shopping or Yahoo! generally.

    (b) Merchant Pages. Merchant grants to Yahoo! a worldwide, non-exclusive, non-transferable license to use, display, modify, make derivative works from, reproduce and distribute Merchant Pages during the Term for purposes of responding to particular queries by users of

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         the Service. Yahoo! may modify and create derivative works from
         Merchant Pages only to the extent reasonably necessary to fit the format of the Service or to provide features of the Service; provided, however, that no modification or derivative work will adversely affect the accuracy of the underlying content on Merchant Pages. Merchant also grants to Yahoo! (i) the right to redirect certain hypertext links on Merchant Pages to pages of the Yahoo! Shopping Cart or, with prior approval of Merchant, to other pages in the Service and (ii) the right to designate and display a Yahoo! URL for all Merchant Pages.

    (c) Customer Order Information. Merchant owns Customer Order Information and grants to Yahoo! a perpetual, worldwide, sublicensable, non-exclusive license to use Customer Order Information in aggregate form, such that Customer Order Information is not individually identifiable to Merchant, for research, marketing or other promotional purposes.

    (d) Incidental Sublicense Rights. Yahoo! will be entitled to sublicense the rights set forth in Sections 7(a) and 7(b) to its Affiliates. "Affiliates" means any company or other entity in which Yahoo! owns at least a [*] ownership, equity or financial interest (excluding the [*], as defined in Section 1 of the attached Advertising and Promotion Agreement between Yahoo! and Global Sports Interactive).

8. Yahoo! Licenses to Merchant. Yahoo! may provide Merchant with access to certain software owned by Yahoo! (the "Software") in order to, among other things, facilitate the transmission of Customer Order Information to Merchant. In the event that Yahoo! provides Merchant with access to Software, the terms that govern such access to, and use of, said Software will be mutually agreed upon by the parties.

9. Confidentiality. Each party acknowledges that Confidential Information may be disclosed to the other party during the Term of this Agreement. "Confidential Information" means any confidential, proprietary or trade secret information relating to this Agreement or disclosed by one party to the other party during the Term of this Agreement, including but not limited to material terms of this Agreement, information about users (e.g. Customer Order Information), guidelines and specifications, technical processes and formulae, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data that is not (a) generally known to the public; (b) disclosed in public materials or otherwise in the public domain through no fault of the receiving party; (c) lawfully known to or independently developed by the receiving party prior to disclosure by the disclosing party; (d) lawfully obtained from a third party; or (e) required or reasonably advised to be disclosed by law. Except as otherwise expressly provided in this Agreement, each party agrees that (i) it will treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information and (ii) it will disclose Confidential Information of the other party only to those of its agents or employees who need to know such Confidential Information and who have agreed previously, either as a condition of employment or in order to obtain the Confidential Information, to be bound by terms substantially similar to those of this Section 9, or to comply with the law or legal process.

10. Payments to Yahoo!. Merchant will pay to Yahoo! a non-refundable, non-creditable fee equal to [*] of any Global Sports Revenue (as defined in the Advertising and Promotion Agreement) earned by Merchant during the Term of this Agreement (the "Revenue Share Fee"). (It is understood and agreed that the Revenue Share Fee described in this Agreement is the same as, and is not in addition to, the Revenue Share Fee described in the Advertising and Promotion Agreement.) Merchant will pay such Revenue Share Fee [*] within [*] days after the last day of each [*] of the Term and will accompany each payment with a written report that includes (a) the total dollar amount of Global Sports Revenue earned during the applicable period and (b) the calculation of Revenue Share Fee due to Yahoo!. Merchant will maintain complete and accurate records in accordance with generally accepted methods of accounting for all activities relating to the Revenue Share Fee. Merchant will permit a reputable independent certified public accounting

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    firm designated by Yahoo! and reasonably acceptable to Merchant to have access, at a mutually agreed upon time during normal business hours, to its records and books of account that relate to the Revenue Share Fee. Such audits will not be required more often than once every [*] period of the Term; provided, however, that Yahoo! may audit Merchant within [*] of any audit in which a discrepancy of [*] or greater is discovered. If such a discrepancy is discovered, Merchant will pay the amount of the error to Yahoo! within ten (10) days of such error's discovery. Yahoo! will pay the cost of any audit conducted pursuant to this Section 10; provided, however, that Merchant will pay such audit's costs if a discrepancy of [*] or greater is discovered through any such audit. At Merchant's request, Yahoo! will require the accounting firm to sign a standard confidentiality agreement acceptable in form and substance to Merchant, and the results of any such audit will be considered Confidential Information of both parties, subject to Section 9. Any portion of Revenue Share Fee that has not been paid to Yahoo! within the time frame set forth above will bear interest at the lesser of (i) one percent (1%) per month or (ii) the maximum amount allowed by law. Notwithstanding the foregoing, any failure by Merchant to pay to Yahoo! any Revenue Share Fee within the time frame set forth herein will constitute a material breach of this Agreement.

11. Term and Termination. This Agreement will become effective as of the Effective Date and will, unless sooner terminated as provided herein or as otherwise agreed, remain effective [*] until terminated by either party with no less than [*] written notice (the "Term"). No amendment to any provision of this Agreement will be effective unless in writing and signed by both parties. Upon termination, Yahoo! reserves the right to delete from its servers any and all information related to Merchant, including but not limited to Merchant Product Information. The last sentence of Section 4(b) and the last sentence of this Section 11, as well as Sections 7(c), 9, 10 and 13 through 15, will survive termination or expiration of this Agreement.

12. Representations and Warranties.

    (a) By Merchant. Merchant represents and warrants that it (i) has full power and authority under all relevant laws and regulations to offer, sell and distribute the products offered by it, including but not limited to holding all necessary licenses from all necessary jurisdictions to engage in the advertising and sale of such products, and (ii) will not engage in any activities in connection with this
         Agreement: (A) that constitute or encourage a violation of any applicable law or regulation, including but not limited to the sale of illegal goods or the violation of export control or obscenity laws; (B) that infringe the rights of any third party, including but not limited to the intellectual property, business, contractual or fiduciary rights of others; and (C) that are in any way connected with the transmission of the unsolicited distribution of email or with any unethical marketing practices.

    (b) By Yahoo!. Yahoo! represents and warrants that it (i) has full power and authority under all relevant laws and regulations to offer and provide the Service and (ii) will not engage in any activities in connection with this Agreement that are in any way connected with the transmission of the unsolicited distribution of email or with any unethical marketing practices.

13. Indemnity.

    (a) By Merchant. Merchant, at its own expense, will indemnify, defend and hold harmless Yahoo! and its employees, representatives, agents and affiliates against any claim, suit, action or other proceeding brought by a third party against Yahoo! (and any resulting liability and damages incurred by or awarded against Yahoo!) based on, or arising from, a claim that any trademarks, service marks, logos or other distinctive Merchant brand features, any material, product or service produced, distributed, offered or provided by Merchant, or any material presented on the Merchant Site, or any site that is linked from the Merchant Site, (i) infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party; (ii) is or contains any material or information that is obscene, defamatory, libelous, slanderous or that violates any law or regulation; (iii) is subject to any fees, royalties, licenses or any other payments to any parties; (iv) violates any rights of any


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          person or entity, including without limitation the rights of publicity, privacy or personality; (v) breaches any obligation of Merchant under this Agreement; or (vi) has resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case: (A) Yahoo! provides Merchant with prompt notice of any such claim; (B) Yahoo! permits Merchant to assume and control the defense of such action upon Merchant's written notice to Yahoo! of its intention to indemnify; and (C) upon Merchant's written request, and at no expense to Yahoo!, Yahoo! will provide to Merchant all available information and assistance necessary for Merchant to defend such claim. Merchant will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo!, without Yahoo!'s prior written consent. Merchant will pay any and all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Yahoo! in connection with or arising from any such claim, suit, action or proceeding if Merchant elects not to assume and control the defense of such claim, suit or proceeding at its own expense; if Merchant does assume and control the defense of such claim, suit or proceeding at its own expense, Yahoo! will have the right to participate in such defense at its own expense and with counsel of its own choice, subject to Merchants' control of such defense.

     (b) By Yahoo!. Yahoo!, at its own expense, will indemnify, defend and hold harmless Merchant and its employees, representatives, agents and affiliates against any claim, suit, action or other proceeding brought by a third party against Merchant or any Global Sports Retailer (as defined in the Advertising and Promotion Agreement) (and any resulting liability and damages incurred by or awarded against Merchant or any Global Sports Retailer) based on, or arising from, a claim that any trademarks, service marks, logos or other distinctive Yahoo! brand feature (i) infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party; (ii) is or contains any material or information that is obscene, defamatory, libelous, slanderous or that violates any law or regulation; (iii) is subject to any fees, royalties, licenses or any other payments to any parties; (iv) violates any rights of any person or entity, including without limitation the rights of publicity, privacy or personality; (v) breaches any obligation of Yahoo! under this Agreement; or (vi) has resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case: (A) Merchant provides Yahoo! with prompt notice of any such claim; (B) Merchant permits Yahoo! to assume and control the defense of such action upon Yahoo!'s written notice to Merchant of its intention to indemnify; and (C) upon Yahoo!'s written request, and at no expense to Merchant, Merchant will provide to Yahoo! all available information and assistance necessary for Yahoo! to defend such claim. Yahoo! will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Merchant, without Merchant's prior written consent. Yahoo! will pay any and all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Merchant in connection with or arising from any such claim, suit, action or proceeding if Yahoo! elects not to assume and control the defense of such claim, suit or proceeding at its own expense; if Yahoo! does assume and control the defense of such claim, suit or proceeding at its own expense, Merchant will have the right to participate in such defense at its own expense and with counsel of its own choice, subject to Yahoo's control of such defense.

14. DISCLAIMER OF WARRANTIES AND LIMITATIONS OF LIABILITY AND DAMAGES. THE SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER THIS AGREEMENT NOR ANY DOCUMENTATION FURNISHED UNDER IT IS INTENDED TO EXPRESS OR IMPLY ANY WARRANTY THAT THE SERVICES WILL BE UNINTERRUPTED, TIMELY OR ERROR-FREE.

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                                      11
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     EXCEPT WITH RESPECT TO EACH PARTY'S OBLIGATIONS UNDER SECTION 13, UNDER NO
     CIRCUMSTANCES WILL MERCHANT OR YAHOO! BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

15. Miscellaneous. Any and all press releases and other public announcements relating to this Agreement and/or the underlying transactions between Yahoo! and Merchant, including the method and timing of such announcements, must be approved in advance by the parties in writing. Each party reserves the right to withhold approval of any public announcement in its reasonable discretion. Any notices or communications will be by electronic mail or in writing and will be deemed delivered upon receipt to the party to whom such communication is directed. If to Yahoo!, such notices will be addressed to 3420 Central Expressway, Santa Clara, CA 95051. If to Merchant, such notices will be addressed to the electronic or mailing address specified on the signature page of this Agreement. The section headings in this Agreement are for convenience only and may not be relied upon to construe or otherwise interpret this Agreement. This Agreement constitutes the final, complete and exclusive statement of the agreement between the parties with respect to its subject matter and supersede all previous proposals. This Agreement and the relationship between Merchant and Yahoo! will be governed by the laws of the state of California without regard to its conflict of law provisions. In the event that a lawsuit is initiated by Merchant against Yahoo!, all actions arising out of or relating to this Agreement will be heard and determined exclusively by the Superior Court of the State of California for the County of Santa Clara or the United States District Court for the Northern District of California. In the event that a lawsuit is initiated by Yahoo! against Merchant, all actions arising out of or relating to this Agreement will be heard and determined exclusively by a court of competent jurisdiction in the state of Pennsylvania. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in full force. Neither party's failure to exercise or enforce any right or provision of this Agreement will constitute a waiver of such right or provision. Both parties agree that, regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the Service or this Agreement must be filed within one (1) year after such claim or cause of action arose, or be forever barred.


                            [SIGNATURE PAGE FOLLOWS]

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                                                                     YAHOO! INC.
                                      12
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

     YAHOO! INC.

By:                                By:
   ----------------------             ----------------------
Title:                             Title:
      -------------------                -------------------
Address:                           Address:
        -----------------                  -----------------

        -----------------                  -----------------
Telecopy:                          Telecopy:
         ----------------                   ----------------
E-mail:                            E-mail:
       ------------------                 ------------------

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                                                                     YAHOO! INC.

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                                   EXHIBIT 1
                    TECHNICAL AND FORMATTING SPECIFICATIONS

================================================================================

Technical Requirements (for informational purposes only):

================================================================================

This is a draft of the basic technical support required from a merchant in order to incorporate its shopping site into the Yahoo! RMI program.

First, the Yahoo! production and engineering team needs a technical contact for possible inquiries about any technical issues that may come up during the process of integrating the merchant site into Yahoo! Shopping.

Second, the Yahoo! team needs to have a test account or similar mechanism that can be used either at the merchant's production site or test server(s). This account needs to contain the necessary information such as registered name, password, credit card number, etc. so that the Yahoo! team can use it to fully test the integrated workflow, from simple search/browse to product checkout, without actually incurring any real expenses.

Third, in order to incorporate the merchant products into the Yahoo! Shopping search and browse tree, the merchant needs to provide a product feed to Yahoo!. The feed should be a flat file where each line represents a product item, containing fields separated by tab (can be other symbols not used in the fields). The required fields in the feed include the following: unique-id, product-url, product-name, product-description, price, product-image-url.

There are some optional fields the merchant may supply to help improve search results and enhance the chance of its products being quickly incorporated into the Yahoo! Shopping browse tree: [*] (the merchant can fill in the values such as [*].

Operationally, the preferred mode is the merchant putting the feed file on some server where it can be downloaded. However, it is possible for the Yahoo! team to set up an FTP account for the merchant to upload the feed file as well.

Fourth, the Yahoo! team prefers to have access to test server(s) to conduct a stress test with a large amount of generated testing traffic. This is needed to measure several key performance metrics to help Yahoo! support the merchant site under heavy load. Using testing servers helps to avoid or minimize possible disruption at the merchant's production site.

Finally, if the merchant site employs a certain load balancing package, it must be configured in such a way that traffic from the Yahoo! RMI program, which is typically originated from one single server, are handled either by multiple servers, or a high capacity server that can sustain heavy traffic with good performance.

================================================================================

Datafeed Spec:

================================================================================

Below you will find the format for the data feed that we need in order for your products to show up in our Search and Browse. The yahoo-category-path is optional and exact structure of this field is defined below. Including this field can help improve search results, especially searches not confined to a specific category.

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                                                                     YAHOO! INC.
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If you omit this field, we do still need the separator (tab) there so that we can bypass it as an empty field. Operationally, we would prefer that you set up a server from which we can download the file, instead of you sending the file to our server.

Data Feed Format:
A [*] where each [*] represents a [*], containing [*] separated by [*] (can be [*]

  [*]

[*] definition:
This field should [*]. You can view our [*] at [*]. The field should be formatted exactly as on this website, so that you can copy and paste directly from this site.

i.e. [*]



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                                   EXHIBIT H
                          Pre-Existing Yahoo Merchants

            ADVERTISER                         END DATE
            ----------                         --------
                                       (not taking into account
                                            any renewals)
[*]

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                                                                     YAHOO! INC.
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                                   EXHIBIT I
                Global Sports Athlete Sponsorship Specifications

                                   (attached)

--------------------------------------------------------------------------------------------------------
          Page              Location      Type                      Time                       Size
--------------------------------------------------------------------------------------------------------
Yahoo! Sports Front Page   East column  Text link  Text link below chat announcement up    [*]
                                                   to [*] prior to actual chat event
--------------------------------------------------------------------------------------------------------
League Pages (MLB, NFL,    East column  Text link  Text link below chat announcement up    [*]
 NBA, Tennis, Etc.)                                to [*] prior to actual chat event
--------------------------------------------------------------------------------------------------------
Event Listings/Athlete     West         Module     Sponsor's ad will appear with           [*]
 Directory                                         announcement of the upcoming chat.
                                                   Duration will be [*]
--------------------------------------------------------------------------------------------------------
Player's Index             North        Banner     For term within the sponsored           [*]
                                                   athlete's index                         Standard

--------------------------------------------------------------------------------------------------------
Player's Index             NorthNorth   Masthead   For term within the sponsored           [*]
                                                   athlete's index
--------------------------------------------------------------------------------------------------------
Official Club              North        Text link  For term within the sponsored           [*]
                                                   athlete's club
--------------------------------------------------------------------------------------------------------
Journal                    North        Banner     For term within the sponsored           [*]
                                                   athlete's index
--------------------------------------------------------------------------------------------------------
Journal                    NorthNorth   Masthead   For term within the sponsored           [*]
                                                   athlete's index                         same as above
--------------------------------------------------------------------------------------------------------
Transcripts (archive)      North        Banner     For term within the sponsored           [*]
                                                   athlete's index
--------------------------------------------------------------------------------------------------------
Transcripts (archive)      NorthNorth   Masthead   For term within the sponsored           [*]
                                                   athlete's index                         same as above
--------------------------------------------------------------------------------------------------------
Chat (textlinks)           Central      Text link  [*] prior to chat event                 [*]
--------------------------------------------------------------------------------------------------------
Chat (Live Chat)           North        Banner     Duration of chat event                  [*]
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

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                                                                     YAHOO! INC.
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                                   EXHIBIT J
                             FTC DECISION AND ORDER
                                                                         9823015
                                                                         B251544
                            UNITED STATES OF AMERICA
                            FEDERAL TRADE COMMISSION
COMMISSIONERS:
  Robert Pitofsky, Chairman
  Sheila F. Anthony
  Mozelle W. Thompson
  Orson Swindle
                                In the Matter of
                           GEOCITIES, a corporation.
                               DOCKET NO. C-3850
                               DECISION AND ORDER

The Federal Trade Commission having initiated an investigation of certain acts and practices of the respondent named in the caption hereof, and the respondent having been furnished thereafter with a copy of a draft of complaint which the Bureau of Consumer Protection proposed to present to the Commission for its consideration and which, if issued by the Commission, would charge respondent with violation of the Federal Trade Commission Act; and

The respondent, its attorneys, and counsel for Federal Trade Commission having thereafter executed an agreement containing a consent order, an admission by the respondent of all the jurisdictional facts set forth in the aforesaid draft of complaint, a statement that the signing of said agreement is for settlement purposes only and does not constitute an admission by respondent that the law has been violated as alleged in such complaint, or that the facts as alleged in such complaint, other than jurisdictional facts, are true and waivers and other provisions as required by the Commission's Rules; and

The Commission having considered the matter and having determined that it had reason to believe that the respondent has violated the said Act, and that complaint should issue stating its charges in that respect, and having thereupon accepted the executed consent agreement and placed such agreement on the public record for a period of sixty (60) days, and having duly considered the comments filed thereafter by interested persons pursuant to (S) 2.34 of its Rules, now in further conformity with the procedure prescribed in (S) 2.34 of its Rules, the Commission hereby issues its complaint, makes the following jurisdictional findings and enters the following order:

  1. Respondent GeoCities, is a corporation organized, existing, and doing business under and by virtue of the laws of the State of California, with its office or principal place of business located at 1918 Main Street, Suite 300, Santa Monica, California 90405.

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  2. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of the respondent, and the proceeding is in the proceeding is in the public interest.
                                     ORDER
                                  DEFINITIONS

For purposes of this order, the following definitions shall apply:

  1. "Child" or "children" shall mean a person of age twelve (12) or under.

  2. "Parents" or "parental" shall mean a legal guardian, including, but not limited to, a biological or adoptive parent.

  3. "Personal identifying information" shall include, but is not limited to, first and last name, home or other physical address (e.g., school), e-mail address, telephone number, or any information that identifies a specific individual, or any information which when tied to the above becomes identifiable to a specific individual.

  4. "Disclosure" or "disclosed to third party(ies)" shall mean (a) the release of information in personally identifiable form to any other individual, firm, or organization for any purpose or (b) making publicly available such information by any means including, but not limited to, public posting on or through home pages, pen pal services, e-mail services, message boards, or chat rooms.

  5. "Clear(ly) and prominent(ly)" shall mean in a type size and location that are not obscured by any distracting elements and are sufficiently noticeable for an ordinary consumer to read and comprehend, and in a typeface that contrasts with the background against which it appears.

  6. "Archived" database shall mean respondent's off-site "back-up" computer tapes containing member profile information and GeoCities Web site information.

  7. "Electronically verifiable signature" shall mean a digital signature or other electronic means that ensures a valid consent by requiring: (1) authentication (guarantee that the message has come from the person who claims to have sent it); (2) integrity (proof that the message contents have not been altered, deliberately or accidentally, during transmission); and (3) non-repudiation (certainty that the sender of the message cannot later deny sending it).

  8. "Express parental consent" shall mean a parent's affirmative agreement that is obtained by any of the following means: (1) a signed statement transmitted by postal mail or facsimile; (2) authorizing a charge to a credit card via a secure server; (3) e-mail accompanied by an electronically verifiable signature; (4) a procedure that is specifically authorized by statute, regulation, or guideline issued by the Commission; or (5) such other procedure that ensures verified parental consent and ensures the identity of the parent, such as the use of a reliable certifying authority.

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  9. Unless otherwise specified, "respondent" shall mean GeoCities, its successors and assigns and its officers, agents, representatives, and employees.

  10. "Commerce" shall mean as defined in Section 4 of the Federal Trade Commission Act, 15 U.S.C. (S) 44.

                                       I.

IT IS ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with any online collection of personal identifying information from consumers, in or affecting commerce, shall not make any misrepresentation, in any manner, expressly or by implication, about its collection or use of such information from or about consumers, including, but not limited to, what information will be disclosed to third parties and how the information will be used.

                                      II.

IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with any online collection of personal identifying information from consumers, in or affecting commerce, shall not misrepresent, in any manner, expressly or by implication, the identity of the party collecting any such information or the sponsorship of any activity on its Web site.

                                      III.

IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the online collection of personal identifying information from children, in or affecting commerce, shall not collect personal identifying information from any child if respondent has actual knowledge that such child does not have his or her parent's permission to provide the information to respondent. Respondent shall not be deemed to have actual knowledge if the child has falsely represented that (s)he is not a child and respondent does not knowingly possess information that such representation is false.

                                      IV.

IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the online collection of personal identifying information, in or affecting commerce, shall provide clear and prominent notice to consumers, including the parents of children, with respect to respondent's practices with regard to its collection and use of personal identifying information. Such notice shall include, but is not limited to, disclosure of:

  A. what information is being collected (e.g., "name," "home address," "e-mail address," "age," "interests");

  B. its intended use(s);

  C. the third parties to whom it will be disclosed (e.g., "advertisers of consumer products," mailing list companies," "the general public");

  D. the consumer's ability to obtain access to or directly access such information and the means by which (s)he may do so;

  E. the consumer's ability to remove directly or have the information removed from respondent's databases and the means by which (s)he may do so; and

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  F. the procedures to delete personal identifying information from respondent's databases and any limitations related to such deletion.

  Such notice shall appear on the home page of respondent's Web site(s) and at each location on the site(s) at which such information is collected.

Provided that, respondent shall not be required to include the notice at the
-------------
locations at which information is collected if such information is limited to tracking information and the collection of such information is described in the notice required by this Part.

Provided further that, for purposes of this Part, compliance with all of the
---------------------
following shall be deemed adequate notice: (a) placement of a clear and prominent hyperlink or button labeled PRIVACY NOTICE on the home page(s), which directly links to the privacy notice screen(s); (b) placement of the information required in this Part clearly and prominently on the privacy notice screen(s), followed on the same screen(s) with a button that must be clicked on to make it disappear; and (c) at each location on the site at which any personal identifying information is collected, placement of a clear and prominent hyperlink on the initial screen on which the collection takes place, which links directly to the privacy notice and which is accompanied by the following statement in bold typeface:
NOTICE: We collect personal information on this site. To learn more about how we use your information click here.

                                       V.

IT IS FURTHER ORDERED that respondent, directly or through any corporation, subsidiary, division, or other device, in connection with the online collection of personal identifying information from children, in or affecting commerce, shall maintain a procedure by which it obtains express parental consent prior to collecting and using such information.

Provided that, respondent may implement the following screening procedure that
-------------
shall be deemed to be in compliance with this Part. Respondent shall collect and retain certain personal identifying information from a child, including birth date and the child's and parent's e-mail addresses (hereafter "screening information"), enabling respondent to identify the site visitor as a child and to block the child's attempt to register with respondent without express parental consent. If respondent elects to have the child register with it, respondent shall: (1) give notice to the child to have his/her parent provide express parental consent to register; and/or (2) send a notice to the parent's e-mail address for the purpose of obtaining express parental consent. The notice to the child or parent shall provide instructions for the parent to: (1) go to a specific URL on the Web site to receive information on respondent's practices regarding its collection and use of personal identifying information from children and (2) provide express parental consent for the collection and use of such information. Respondent's collection of screening information shall be by a manner that discourages children from providing personal identifying information in addition to the screening information. All personal identifying information collected from a child shall be held by respondent in a secure manner and shall not be used in any manner other than to effectuate the notice to the child or parent, or to block the child from further attempts to register or otherwise provide personal identifying information to respondent without express parental consent. The personal identifying information collected shall not be disclosed to any third party prior to the receipt of express parental consent. If express parental consent is not received by twenty

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(20) days after respondent's collection of the information from the child, respondent shall remove all such personal identifying information from its databases, except such screening information necessary to block the child from further attempts to register or otherwise provide personal identifying information to respondent without express parental consent.

                                      VI.

Nothing in this order shall prohibit respondent from collecting personal identifying information from children or from using such information, as specifically permitted in the Children's Online Privacy Protection Act of 1998 (without regard to the effective date of the Act) or as such Act may hereafter be amended; regulations or guides promulgated by the Commission; or self-regulatory guidelines approved by the Commission pursuant to the Act.

                                      VII.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall provide a reasonable means for consumers, including the parents of children, to obtain removal of their or their children's personal identifying information collected and retained by respondent and/or disclosed to third parties, prior to the date of service of this order, as follows:

  A. Respondent shall provide a clear and prominent notice to each consumer over the age of twelve (12) from whom it collected personal identifying information and disclosed that information to CMG Information Services, Inc., describing such consumer's options as stated in Part VI.C and the manner in which (s)he may exercise them.

  B. Respondent shall provide a clear and prominent notice to the parent of each child from whom it collected personal identifying information prior to May 20, 1998, describing the parent's options as stated in Part VI.C and the manner in which (s)he may exercise them.

  C. Respondent shall provide the notice within thirty (30) days after the date of service of this order by e-mail, postal mail, or facsimile. Notice to the parent of a child may be to the e-mail address of the parent and, if not known by respondent, to the e-mail address of the child. The notice shall include the following information:

     1. the information that was collected (e.g., "name," "home address," "e-mail address," "age," "interests"); its use(s) and/or intended use(s); and the third parties to whom it was or will be disclosed (e.g., "advertisers of consumer products," "mailing list companies," "the general public") and with respect to children, that the child's personal identifying information may have been made public through various means, such as by publicly posting on the child's personal home page or disclosure by the child through the use of an e-mail account;

     2. the consumer's and childs parents right to obtain access to such information and the means by which (s)he may do so;

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     3. the consumer's and childs parent's right to have the information removed from respondent's or a third party's databases and the means by which (s)he may do so;

     4. a statement that childrens information will not be disclosed to third parties, including public posting, without express parental consent to the disclosure or public posting;

     5. the means by which express parental consent may be communicated to the respondent permitting disclosure to third parties of a child's information; and

     6. a statement that the failure of a consumer over the age of twelve (12) to request removal of the information from respondent's databases will be deemed as approval to its continued retention and/or disclosure to third parties by respondent.

  D. Respondent shall provide to consumers, including the parents of children, a reasonable and secure means to request access to or directly access their or their childrens personal identifying information. Such means may include direct access through password protected personal profile, return e-mail bearing an electronically verifiable signature, postal mail, or facsimile.

  E. Respondent shall provide to consumers, including the parents of children, a reasonable means to request removal of their or their childrens personal identifying information from respondent's and/or the applicable third party's databases or an assurance that such information has been removed. Such means may include e-mail, postal mail, or facsimile.

  F. The failure of a consumer over the age of twelve (12) to request the actions specified above within twenty (20) days after his/her receipt of the notice required in Part VI.A shall be deemed to be consent to the information's continued retention and use by respondent and any third party.

  G. Respondent shall provide to the parent of a child a reasonable means to communicate express parental consent to the retention and/or disclosure to third parties of his/her child's personal identifying information. Respondent shall not use any such information or disclose it to any third party unless and until it receives express parental consent.

  H. If, in response to the notice required in Part VI.A, respondent has received a request by a consumer over the age of twelve (12) that respondent should remove from its databases the consumer's personal identifying information or has not received the express consent of a parent of a child to the continued retention and/or disclosure to third parties of a child's personal identifying information by respondent within twenty (20) days after the parent's receipt of the notice required in Part VI.B, respondent shall within ten (10) days:

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     1. Discontinue its retention and/or disclosure to third parties of such information, including but not limited to (a) removing from its databases all such information, (b) removing all personal home pages created by the child, and (c) terminating all e-mail accounts for the child; and

     2. Contact all third parties to whom respondent has disclosed the information, requesting that they discontinue using or disclosing that information to other third parties, and remove the information from their databases.

     With respect to any consumer over the age of twelve (12) or any parent of a child who has consented to respondent's continued retention and use of personal identifying information pursuant to this Part, such consumer's or parent's continuing right to obtain access to his/her or a child's personal identifying information or removal of such information from respondent's databases shall be as specified in the notice required by Part IV of this order.

  I. Within thirty (30) days after the date of service of this order, respondent shall obtain from a responsible official of each third party to whom it has disclosed personal identifying information and from each GeoCities Community Leader a statement stating that (s)he has been advised of the terms of this order and of respondent's obligations under this Part, and that (s)he agrees, upon notification from respondent, to discontinue using or disclosing a consumer's or child's personal identifying information to other third parties and to remove any such information from its databases.

  J. As may be permitted by law, respondent shall cease to do business with any third party that fails within thirty (30) days of the date of service of this order to provide the statement set forth in Part VI.I or whom respondent knows or has reason to know has failed at any time to (a) discontinue using or disclosing a child's personal identifying information to other third parties, or (b) remove any such information from their databases. With respect to any GeoCities Community Leader, the respondent shall cease the Community Leader status of any person who fails to provide the statement set forth in Part VI.I or whom respondent knows or has reason to know has failed at any time to (a) discontinue using or disclosing a child's personal identifying information to other third parties, or (b) remove any such information from their databases.

For purposes of this Part: "third party(ies)" shall mean each GeoCities
--------------------------
Community Leader, CMG Information Services, Inc., Surplus Software, Inc. (Surplus Direct/Egghead Computer), Sage Enterprises, Inc. (GeoPlanet/Planetall), Netopia, Inc. (Netopia), and InfoBeat/Mercury Mail (InfoBeat).

                                     VIII.

IT IS FURTHER ORDERED that for the purposes of this order, respondent shall not be required to remove personal identifying information from its archived database if such information is retained solely for the purposes of Web site system maintenance, computer file back-up, to block a child's attempt to register with or otherwise provide personal

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identifying information to respondent without express parental consent, or to respond to requests for such information from law enforcement agencies or pursuant to judicial process. Except as necessary to respond to requests from law enforcement agencies or pursuant to judicial process, respondent shall not disclose to any third party any information retained in its archived database. In any notice required by this order, respondent shall include information, clearly and prominently, about its policies for retaining information in its archived database.

                                      IX.

IT IS FURTHER ORDERED that for five (5) years after the date of this order, respondent GeoCities, and its successors and assigns, shall place a clear and prominent hyperlink within its privacy statement which states as follows in bold typeface:

NOTICE: Click here for important information about safe surfing from the Federal Trade Commission.

The hyperlink shall directly link to a hyperlink/URL to be provided to respondent by the Commission. The Commission may change the hyperlink/URL upon thirty (30) days prior written notice to respondent.

                                       X.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall maintain and upon request make available to the Federal Trade Commission for inspection and copying the following:

  A. For five (5) years after the last date of dissemination of a notice required by this order, a print or electronic copy in HTML format of all documents relating to compliance with Parts IV through VIII of this order, including, but not limited to, a sample copy of every information collection form, Web page, screen, or document containing any representation regarding respondent's information collection and use practices, the notice required by Parts IV through VI, any communication to third parties required by Part VI, and every Web page or screen linking to the Federal Trade Commission Web site. Each Web page copy shall be accompanied by the URL of the Web page where the material was posted online. Electronic copies shall include all text and graphics files, audio scripts, and other computer files used in presenting information on the World Wide Web; and

Provided that, after creation of any Web page or screen in compliance with this
-------------
order, respondent shall not be required to retain a print or electronic copy of any amended Web page or screen to the extent that the amendment does not affect respondent's compliance obligations under this order.

  B. For five (5) years after the last collection of personal identifying information from a child, all materials evidencing the express parental consent given to respondent.

                                      XI.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall deliver a copy of this order to all current and future principals, officers, directors, and managers, and to all current and future employees, agents, and representatives having responsibilities with respect to the subject matter of this order. Respondent shall deliver this order to current personnel within thirty (30) days after the date of service of this

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order, and to future personnel within thirty (30) days after the person assumes such position or responsibilities.

                                      XII.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall establish an "information practices training program" for any employee or GeoCities Community Leader engaged in the collection or disclosure to third parties of consumers' personal identifying information. The program shall include training about respondent's privacy policies, information security procedures, and disciplinary procedures for violations of its privacy policies. Respondent shall provide each such current employee and GeoCities Community Leader with information practices training materials within thirty (30) days after the date of service of this order, and each such future employee or GeoCities Community Leader such materials and training within thirty (30) days after (s)he assumes his/her position or responsibilities.

                                     XIII.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall notify the Commission at least thirty (30) days prior to any change in the corporation that may affect compliance obligations arising under this order, including, but not limited to, a dissolution, assignment, sale, merger, or other action that would result in the emergence of a successor corporation; the creation or dissolution of a subsidiary, parent, or affiliate that engages in any acts or practices subject to this order; the proposed filing of a bankruptcy petition; or a change in the corporate name or address. Provided, however, that,
                                                        -----------------
with respect to any proposed change in the corporation about which respondent learns less than thirty (30) days prior to the date such action is to take place, respondent shall notify the Commission as soon as is practicable after obtaining such knowledge. All notices required by this Part shall be sent by certified mail to the Associate Director, Division of Enforcement, Bureau of Consumer Protection, Federal Trade Commission, Washington, D.C. 20580.

                                      XIV.

IT IS FURTHER ORDERED that respondent GeoCities, and its successors and assigns, shall, within sixty (60) days after service of this order, and at such other times as the Federal Trade Commission may require, file with the Commission a report, in writing, setting forth in detail the manner and form in which they have complied with this order.

                                      XV.

This order will terminate on February 5, 2019, or twenty (20) years from the most recent date that the United States or the Federal Trade Commission files a complaint (with or without an accompanying consent decree) in federal court alleging any violation of the order, whichever comes later; provided, however,
                                                            -----------------
that the filing of such a complaint will not affect the duration of:

  A. Any Part in this order that terminates in less than twenty (20) years;

  B. This order's application to any respondent that is not named as a defendant in such complaint; and

  C. This order if such complaint is filed after the order has terminated pursuant to this Part.

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Provided, further, that if such complaint is dismissed or a federal court rules
-----------------
that the respondent did not violate any provision of the order, and the dismissal or ruling is either not appealed or upheld on appeal, then the order will terminate according to this Part as though the complaint had never been filed, except that the order will not terminate between the date such complaint is filed and the later of the deadline for appealing such dismissal or ruling and the date such dismissal or ruling is upheld on appeal.

By the Commission.
Donald S. Clark
Secretary
ISSUED: February 5, 1999
SEAL

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                                   EXHIBIT K
                           Global Sports Competitors
                           -------------------------

[*]

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                                   EXHIBIT L
                                  Barter Media
                                  ------------

1.  In-Store Promotions (Estimated Media Value: [*]):
    ------------------------------------------------
(a) As soon as reasonably practicable but no later than [*] days after the Effective Date, Global Sports shall provide the following promotions in no less than [*] stores of The Sports Authority (the "Promotion Stores"). Global Sports shall provide in the entrance of each of the Promotion Stores a fixed [*] "Leaseline" poster display (the "Yahoo Poster"). Such poster shall: (i) contain a message similar in form to: [*] (ii) be displayed prominently in the front of each Promotion Store (e.g., at the cash register, exit, or entrance); (iii) be displayed continuously until the Combined Traffic of the Promotion Stores equals or exceeds [*]; and (iv) be approved by Yahoo. "Combined Traffic" shall mean the combined number of visitors to the Promotion Stores beginning, with respect to each individual Promotion Store, on the date that such Promotion Store displays the Yahoo Poster. Global Sports shall provide Yahoo: (x) an advance written list identifying each of the Promotion Stores and the date such Promotion Store will begin displaying the Yahoo Poster (updated as necessary), and (y) satisfactory verification of the calculation of visitors to the
Promotion Stores.   No Promotion Store's visitors shall be included as part of the Combined Traffic unless and until the foregoing information has been provided to Yahoo.

(b) At Yahoo's option, for [*] of the Term, Global Sports shall ensure that a "Yahoo Bag Stuffer" is placed in the shopping bag of each Promotion Store customer that purchases an item and receives a shopping bag. "Yahoo Bag Stuffer" shall mean an item easily placed in a shopping bag (e.g., a compact disc or coupon book). Yahoo shall pay the printing costs associated with any Yahoo Bag Stuffer and provide Global Sports at least sixty (60) days notice prior to the date on which such Yahoo Bag Stuffer promotion begins.



2.  Newspaper Promotions (Estimated Media Value: [*]):
-----------------------------------------------------
As soon as reasonably practicable but no later than [*], Global Sports Retailers shall place advertising (the "Newspaper Ads") in certain U.S. newspapers (the
Promotion Newspapers").   The Newspaper Ads shall: (i) include a promotion of
Yahoo which shall take the form of a [*] "starburst or other advertising unit mutually agreed upon by the parties;" (ii) contain a message similar in form to:
[*] (or such other message mutually agreed upon by the parties);" and (iii) be included in no less than [*] copies of Promotion Newspapers (or inserts within such number of Promotion Newspaper copies). Global Sports shall: (x) provide Yahoo advance notice prior to the running of any Newspaper Ads; (y) receive Yahoo's prior written approval with respect to the appearance of any Yahoo Brand Feature in the Newspaper Ads; and (z) provide Yahoo satisfactory verification of the scope of the Newspaper Ads distribution (e.g., the applicable insertion orders).

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                                   EXHIBIT M
                            (form of press release)
DRAFT 10/1/99

                              Company Contact: Michael R. Conn
                              Senior Vice President Strategic Development
                              (610) 878-0900
                              Connm@globalsportsinc.com
                              -------------------------

FOR IMMEDIATE RELEASE


               GLOBAL SPORTS AND YAHOO! SIGN MARKETING AGREEMENT

  Sporting Goods E-Tailer and Yahoo! team up to Provide Merchandising for the
                 Sports & Recreation Section of Yahoo! Shopping

   Leading Sporting Goods Retailers to be Prominently Promoted Through Unique
                               Marketing Program


KING OF PRUSSIA, PENNSYLVANIA, OCTOBER XX, 1999 - GLOBAL SPORTS, INC. (NASDAQ:
GSPT), an e-Tail company that operates under exclusive long-term agreements the Internet businesses of leading sporting goods retailers, including The Sports Authority, The Athlete's Foot, Sport Chalet, MC Sports, and Sports & Recreation, announced today a marketing relationship with Yahoo! Inc., a leading global Internet media company. Under the agreement, Global Sports' partners' Web sites will be prominently featured throughout the Yahoo! network of properties. The agreement will allow Yahoo!'s millions of users to easily access Global Sports' multiple and unique Web sites, providing consumers with a wide variety of unparalleled shopping experiences and an extensive selection of name-brand sporting goods merchandise.

In particular, Global Sports and Yahoo! will team up to provide the advertising and merchandising for the Sports and Recreation section of the Yahoo! Shopping service. Moreover, every single page of Yahoo! Sports content will provide a text link directly to the Sports and Recreation area of Yahoo! Shopping.

Through this premier relationship, Global Sports' partners' Web sites will be prominently promoted in numerous popular sports-related areas of the Yahoo! network, including fantasy sports, news, celebrity athlete events, sporting games, sports clubs and through front page promotions and local guides. Furthermore, Global Sports and Yahoo! will team up to provide sporting goods affiliate opportunities to Yahoo! Geocities. Through in context merchandising, Yahoo! users will be able to access targeted merchandise related to the Super Bowl, NBA Finals, World Series, NCAA Final Four, Wimbledon, and the U.S Open via links to Global Sports' partners' on-line e-Tail stores.

"This unique marketing alliance takes advantage of the extensive selection of sporting goods provided by Global Sports' partners' and a variety of integrated programs throughout the popular Yahoo! network" said Anil Singh, Chief Sales & Marketing Officer, Yahoo! Inc. "This

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relationship also provides a great opportunity to continue to build the Yahoo!
brand by leveraging the stores and marketing of Global Sports' bricks and mortar retail partners."

          Commenting on the agreement, Michael Rubin, chairman and CEO of Global Sports, Inc., said, "Yahoo! represents an excellent opportunity for Global Sports to quickly introduce its multiple Web sites to millions of on-line consumers through a highly targeted and diverse marketing alliance."


Global Sports, Inc. (http://www.GS-Interactive.com) is an e-Tail company that
                     -----------------------------
operates under exclusive long-term agreements the Internet businesses of leading sporting goods retailers, including The Sports Authority, The Athlete's Foot, Sport Chalet, MC Sports, and Sports and Recreation. On July 26, 1999 SOFTBANK Capital Partners LP invested $80 million into Global Sports, Inc. Global Sports, Inc. shares are included in the Russell 2000 index.


Statements about the Company's outlook and all other statements in this release other than historical facts are forward-looking statements. Since these statements involve risks and uncertainties, they are subject to change at any time and the Company's actual results may differ materially from expected results. The Company derives most of its forward-looking statements from its operating budgets and forecasts, which are based upon many detailed assumptions. While the Company believes that its assumptions are reasonable, there are inherent difficulties in predicting certain important factors, especially the timing and magnitude of sales and the overall condition of the sporting goods industry. These factors, as and when applicable, are discussed in the Company's filings with the SEC, a copy of which may be obtained from the Company without charge.

                                     # # #

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                                   EXHIBIT N

                           Yahoo Shopping Style Guide
                                   (attached)




                                  [Pictures]


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                                   EXHIBIT O

                           Yahoo Delivers Guidelines
                                   (attached)

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                                Yahoo! Delivers
                               Program Guidelines


Choose up to three targeted qualifiers.
   .    Choose from Yahoo! registration demographics and geo-demographic information.
Promotional offer must be valid for a minimum of [*] from e-mailing date.
   .    Shorter dates must be approved by Yahoo!
   .    Yahoo will only track mailings for [*].
   .    Expiration date needs to be clearly stated in message
Advertiser must submit advertising creative no less than [*] business days ([*] days with [*] or more creative) prior to mail date to guarantee timely delivery. No Sweepstakes.
No alcohol or tobacco related Delivers.
Advertiser CANNOT use the Yahoo! logo anywhere in their offer.
Usage of the Yahoo! name must be approved by Yahoo!
Advertiser must provide customer support contact information so we can forward support calls.
Advertisers must present Yahoo!
Delivers members with an unique offer, not available to the general public.
A maximum of [*] different targeted e-mails sent per day.
Advertiser can only target same user once every [*].
Must have a new offer every [*].

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                          What are the Specifications?

              ---------------------------------------------------
                HTML message specifications are outlined below:
              ---------------------------------------------------


HTML Specifications:
-------------------

     Width of message must not exceed [*] pixels.
     Total page file size, including images, must be no larger than [*]
     each message may have up to [*] images.
     Image animation is limited to [*] seconds, no looping.
     HTML code must be free of errors and must pass the weblint validation
                                                        -------
     checker.
     No Java, JavaScript, frames, ActiveX, or dynamic HTML.
     No body background image or color. (May use colored tables to simulate a background color).
Subject line Specifications:
---------------------------
     Subject line must be [*] characters or less. The subject line will be in the following format: Yahoo! Delivers: [*] characters submitted by client will be inserted here
     Subject line cannot mislead user.



     All submissions are subject to Yahoo's! approval.
     All specifications are subject to change without notice.

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                          What are the Specifications?
                                continued......

              ---------------------------------------------------
                Text message specifications are outlined below:
              ---------------------------------------------------

Text Specifications:
--------------------

 .    Text line length not to exceed [*] characters.
 .    [*] lines maximum = (about [*] characters total including spaces).
 .    No more than [*] url's can be embedded in each text message.
 .    All url's will be reformatted to include redirect coding for tracking purposes. The encoded url's will appear different in the body of the message then from the original url submitted to Yahoo!
 .    Copy must be submitted at the same time as HTML.
 .    Copy and offer for the text message must be parallel to the content of the
     HTML message.
 .    All submissions are subject to Yahoo's approval.

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